EXHIBIT 8(a)

                            TRANSFER AGENCY AGREEMENT


     AGREEMENT made as of this 15th day of November, 2001, by and between USAA TRANSFER AGENCY COMPANY, dba USAA Shareholder Account Services, a corporation organized under the laws of the state of Delaware and having a place of business in San Antonio, Texas ("SAS"), and USAA STATE TAX-FREE TRUST, a business trust organized under the laws of the state of Delaware, and having a place of business in San Antonio, Texas (the "Trust").

     WHEREAS, the Trust is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust is authorized to issue shares of capital stock (the "Shares") in separate classes with each such class representing interests in a separate portfolio of securities and other assets; and

     WHEREAS, the Trust offers Shares in each of the classes identified in Schedule A hereto (the "Existing Funds") (such classes together with all other classes subsequently established by the Trust with respect to which the Trust desires to retain SAS to render transfer agent and dividend disbursement agent services hereunder and with respect to which SAS is willing to do, being herein collectively referred to as the "Funds"); and

     WHEREAS, the Trust desires to retain SAS to serve as transfer agent and dividend disbursing agent for the Funds; and

       WHEREAS, SAS is willing to perform such services;

     NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

       1.  APPOINTMENT OF SAS.

       (a) EXISTING FUNDS. The Trust hereby appoints SAS to act as transfer agent and dividend disbursing agent for the Existing Funds for the period and on the terms herein set forth. SAS accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

       (b) ADDITIONAL FUNDS. In the event that the Trust desires to retain SAS to render transfer agent and dividend disbursement agent services hereunder with respect to any Fund other than an Existing Fund, it shall so notify SAS in writing. If SAS is willing to render such services it shall notify the Trust in writing, whereupon the Trust shall appoint SAS to act as transfer agent and dividend disbursement agent for such Fund for the period and on the terms herein set forth, and SAS shall accept such appointment and agree to render the services herein set forth for the compensation herein provided.

       2.  SCOPE OF APPOINTMENT.

       SAS shall serve as the transfer agent and dividend disbursing agent for the Trust, and shall perform the following services to the Trust (as described in greater detail in Schedule B attached hereto):

       (a) PROCESS ORDERS TO PURCHASE OR TRANSFER SHARES. Provide services as transfer agent for the Trust for processing orders for the purchase of Shares, including the recording of issues of Shares of the Trust and registering the transfer of such Shares.

       (b) RECEIVE FUNDS. Receive funds in the form of checks, wire transfers, electronic ACH, or other order drawn or endorsed to it as transfer agent for the Trust or otherwise identified as being for the account of the Trust.

       (c) PROCESS SHARE REDEMPTIONS. Process all requests for redemptions or repurchase of Shares, and, if necessary, receive and stamp with the date of receipt all certificates delivered to it for redemption or repurchase.

       (d) DISTRIBUTE DIVIDENDS AND CAPITAL GAINS. Prepare and mail or credit income and capital gain payments to shareholders, in accordance with the provisions of the Trust's Master Trust Agreement and then current prospectus.

       (e) DELIVER REPORTS TO SHAREHOLDERS.  Deliver to  shareholders,  at such
times  and  in  the  manner  requested  by  the  Trust,   shareholder  reports,
prospectuses and statements of shareholder accounts.

       (f) PROCESS WITHDRAWAL ORDERS. Process withdrawal orders in accordance with the terms of any withdrawal plans instituted by the Trust and duly executed by shareholders.

       (g) PREPARE TAX RETURNS. Prepare, file with the Internal Revenue Service and with the appropriate State agencies, and, if required, mail to shareholders such returns for reporting dividends and distributions paid as are required to be so filed and mailed, and withhold such sums as are required to be withheld under applicable federal and state income tax laws, rules and regulations, or as may be requested by the Trust to enable shareholders to comply with applicable tax requirements.

       (h) COUNTERSIGN CERTIFICATES. As applicable and if requested by the Trust, countersign and mail by first class mail, a share certificate to a shareholder at the shareholder's address as set forth on the transfer books of the Trust.

       (i) CORRESPONDENCE. Answer correspondence from shareholders relating to their Share accounts and such other correspondence as may from time to time be mutually agreed upon.

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       (j) PROXIES.  Mail such proxy cards and other material supplied to it by the Trust in connection with shareholder meetings of the Trust and shall receive, examine and tabulate returned proxies and certify the vote of the Trust.

       (k) OTHER SERVICES. Provide such other services as the parties may from time to time agree in writing.

       3.  FEES.

       The Trust shall pay SAS for the services to be provided by SAS under this Agreement in accordance with, and in the manner set forth in, Schedule C hereto. Fees for any additional services to be provided by SAS shall be subject to mutual agreement at the time such amendment to this Agreement is proposed.

       4.  REIMBURSEMENT OF EXPENSES.

       In addition to paying SAS the annual maintenance charges set forth in Schedule C hereto, the Trust agrees to reimburse SAS for all reasonable out-of-pocket expenses, charges, and other disbursements incurred by SAS in connection with the performance of services under this Agreement, including, but not limited to, the following:

       (a) FORMS. The cost of any and all forms, computer paper, statements, labels, envelopes, checks, reports, letters, tax forms, proxies, notices or other forms of printed material which shall be required by SAS for the performance of the services provided hereunder.

       (b) DELIVERY CHARGES. The cost of all postage, couriers, express delivery services, freight charges and other delivery and bonding charges incurred in delivering materials to and receiving materials from the Trust and its shareholders, including all shareholder reports, prospectuses, statements of shareholder accounts and tax filings.

       (c) COMMUNICATION CHARGES. The cost of all direct telephone, telephone transmission, telecopy, internet, or other electronic transmission expenses (e.g., voice response systems) incurred in communicating with shareholders of the Trust, including the costs of developing, maintaining and making available to shareholders systems that will permit shareholders to effect transactions by telephone or electronic means.

       (d) MAINTENANCE OF SHAREHOLDER RECORDS. The cost of maintaining all records of shareholder accounts, including, but not limited to, expenses relating to electronic imaging, microfilm and microfiche.

       (e) ELECTRONIC SHAREHOLDER INFORMATION SYSTEMS. The cost of developing, maintaining and making available to shareholders systems that will permit shareholders to access shareholder reports, prospectuses and statements of shareholder account via the internet or other electronic means.

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

       (f) TAX REPORTING SERVICES. The costs of developing and maintaining systems and services for withholding sums required to be withheld under applicable federal and state income tax laws, rules and regulations, or as may be requested by the Trust to enable shareholders to comply with applicable tax requirements.

       (g) COUNSEL FEES. Reimbursement for all counsel fees incurred by SAS in connection with the performance of its duties under this Agreement, unless such fees are incurred on a matter involving SAS's willful misconduct or gross negligence.

       5.  DOCUMENTS.

       In connection with the appointment of SAS as transfer agent, the Trust shall file with SAS the following documents:

       (a) Certified copies of the Master Trust Agreement of the Trust and all amendments thereto;

       (b) A copy of the resolution of the Board of Trustees of the Trust authorizing this Agreement;

       (c) Specimens of all forms of outstanding and new share certificates in the forms approved by the Board of Trustees of the Trust with a certificate of the Secretary of the Trust as to such approval.

       (d) All account application forms and other documents relating to record holders' accounts;

       (e) A certified list of record holders of the Trust with the name, address and tax identification number of each record holder, the number of Shares held by each record holder, certificate numbers and denominations (if any have been issued), the plan account number of each record holder having a plan, lists of any accounts against which stops have been placed, together with the reasons for said stops, and the number of Shares redeemed by the Trust.

       (f) An opinion of counsel for the Trust with respect to the validity of the Shares, the number of Shares authorized, the status of redeemed Shares and the number of Shares with respect to which a Registration Statement has been filed and is in effect.

       6.    FURTHER DOCUMENTATION.

       The Trust shall also furnish from time to time the following documents:

       (a) Each resolution of the Board of Trustees of the Trust authorizing the original issue of its Shares;

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

       (b) Each Registration Statement filed with the Securities and Exchange Commission and amendments thereof and orders relating thereto in effect with respect to the sale of the Shares of the Trust;

       (c) A certified copy of each amendment to the Master Trust Agreement of the Trust;

       (d) Certified copies of each vote of the Board of Trustees authorizing officers to give instructions to the transfer agent;

       (e) Specimens of all new share certificates accompanied by the Board of Trustees' resolutions approving such forms;

       (f) Such other certificates, documents or opinions which SAS may, in its discretion, deem necessary or appropriate in the proper performance of its duties.

       7.    SHARE CERTIFICATES.

       To the extent that the Trust wishes to issue share certificates, the Trust shall supply SAS with a sufficient supply of blank share certificates and from time to time shall renew such supply upon request of SAS. Such blank share certificates shall be properly signed, manually or by facsimile, if authorized by the Trust, and shall bear the Trust seal or facsimile thereof; and notwithstanding the death, resignation or removal of any officers of the Trust authorized to sign share certificates, SAS may continue to countersign certificates which bear the manual or facsimile signature of such officer until otherwise directed by the Trust.

       8. NOTICE OF DISTRIBUTION.

       The Trust shall promptly inform SAS of the declaration of any dividend or distribution on account of its Shares.

       9.  BOOKS AND RECORDS.

       SAS shall maintain records showing for each investor's account the following:

       (a)   Names, addresses and tax identifying numbers;
       (b)   Number of Shares held;
       (c) Historical information regarding the account of each shareholder, including dividends paid and date and price for all transactions;
       (d) Any stop or restraining order placed against the account;
       (e) Information with respect to withholdings in the case of a foreign account;
       (f) Any dividend reinvestment order, plan application, dividend address and correspondence relating to the current maintenance of the account;
       (g) Certificate numbers and denominations for any shareholder holding certificates;
       (h)  Any   information   required  in  order  for  SAS  to  perform  the
       calculations contemplated or required by this Agreement.

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

       SAS shall preserve any such records required to be maintained by Rule 31a-1 under the 1940 Act in the manner and for the periods prescribed in Rule 31a-2 under the 1940 Act. Such record retention shall be at the expense of the Trust and records may be inspected by the Trust at reasonable times. SAS, may at its option at any time, and shall forthwith upon the Trust's demand, turn over to the Trust and cease to retain in SAS files, records and documents created and maintained by SAS pursuant to this Agreement, which are no longer needed by SAS in performance of its services or for its protection. If not so turned over to the Trust, such records and documents will be retained by SAS for six years from the year of creation, during the first two of which such documents will be in readily accessible form. At the end of the six year period, such records and documents will either be turned over to the Trust, or destroyed in accordance with the Trust's authorization.

       10.  INFORMATION TO BE FURNISHED TO TRUST.

       SAS shall furnish to the Trust periodically as agreed upon the following information:

       (a) A copy of the daily transaction register;
       (b) Dividend and reinvestment amounts;
       (c) The total number of Shares distributed in each state for "blue sky" purposes as determined according to instructions delivered from time to time by the Trust to SAS.
       (d) Shareholder lists and statistical information as may be agreed upon from time to time.

       11. COMPLIANCE WITH GOVERNMENTAL RULES AND REGULATIONS.

       The Trust assumes full responsibility for the preparation, contents and distribution of each prospectus of the Trust for complying with all applicable requirements of the Securities Act of 1933, as amended, the 1940 Act, and any laws, rules and regulations of governmental authorities having jurisdiction. Except as specifically agreed in writing between SAS and the Trust, SAS shall have no obligation, when crediting Shares or countersigning and issuing certificates for Shares, if any, to take cognizance of any other laws relating to the issue and sale of such Shares.

       12. REFERENCES TO SAS.

       The Trust shall not circulate any printed matter which contains any reference to SAS without the prior written approval of SAS, excepting solely such printed matter as merely identifies SAS as transfer agent and dividend disbursing agent for the Trust and plan agent for the shareholders of the Trust. The Trust shall submit printed matter requiring approval to SAS in draft form, allowing sufficient time for review by SAS and its counsel prior to any deadline for printing.

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

13. FORCE MAJEURE.

       SAS shall not be liable for loss of data, occurring by reason of circumstance beyond its control, including but not limited to acts of civil or military authority, national emergencies, fire, flood or catastrophe, acts of God, insurrection, war, acts of terrorism, riots, or failure of transportation, communication or power supply. SAS shall use its best efforts to minimize the likelihood of all damage, loss of data, delays and errors resulting from uncontrollable events, and if such damage, loss of data, delays or errors occur, SAS shall use its best efforts to mitigate the effects of such occurrence.

       14. STANDARD OF CARE.

       SAS shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its gross negligence, bad faith or willful misconduct or that of its employees.

       15. INDEMNIFICATION.

       The Trust shall indemnify and hold SAS harmless from all loss, cost, damage and expense, including reasonable expenses for counsel, incurred by it resulting from any claim, demand, action or suit in connection with its acceptance of this Agreement, any action or omission by it in the performance of its duties hereunder, or the functions of transfer and dividend disbursing agent and plan agent, or as a result of acting upon any instruction believed by it to have been executed by a duly authorized officer of the Trust, or upon any information, data, records or documents provided SAS or its agents by computer tape, telex, CRT data entry or other similar means authorized by the Trust, PROVIDED that this indemnification shall not apply to actions or omissions of SAS in cases of its own willful misconduct or gross negligence, and FURTHER PROVIDED, that prior to confessing any claim against it which may be the subject of this indemnification, SAS shall give the Trust reasonable opportunity to defend against said claim in its own name or in the name of SAS.

       16. FURTHER ACTIONS.

       Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

       17.   DURATION AND TERMINATION OF THIS AGREEMENT.

       (a) DURATION. This Agreement shall become effective as of the date first set forth above and unless terminated shall continue in force from year to year thereafter, but only so long as such continuance is specifically approved in accordance with applicable laws and regulations.

       (b) TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding

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

shares (as defined in the 1940 Act), or by SAS on sixty (60) days' written notice to the other party. This Agreement shall automatically terminate upon its assignment by SAS.

        18.AMENDMENT.

       This Agreement may be modified or amended from time to time by mutual agreement between the parties hereto.

        19.USE OF THIRD PARTY SERVICES.

       SAS may, from time to time, enter into arrangements with one or more third parties (each an "Agent") to perform certain functions for the Trust and SAS. In those instances the Trust shall pay SAS the lesser of (i) the amount payable by SAS to the Agent for performing such functions and (ii) the amount of the Transfer Agent Savings. As used herein, the term "Transfer Agent Savings" means the amount that would have been paid by the Trust to SAS if all accounts maintained by the Agent had been maintained directly by SAS, as determined based upon the per account charge under the Agreement, increased by out-of-pocket charges that would have been incurred with respect to such accounts.

        20.TRUST DISCLAIMER.

       It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust. The execution and delivery of this Agreement has been authorized by the Trustees, and this Agreement has been signed and delivered by an authorized officer of the Trust, acting as such, and neither such authorization by the Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in the Trust's Master Trust Agreement.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.


USAA STATE TAX-FREE TRUST                  USAA TRANSFER AGENCY
COMPANY


By:  /s/ Christopher W. Claus              By: /S/ Terri L. Luensmann
     -----------------------------             ---------------------------
     Name:  Christopher W. Claus                Name:  Terri L. Luensmann
     Title: President                           Title: Vice President

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                                   SCHEDULE A
                        TO THE TRANSFER AGENCY AGREEMENT

                                      FUNDS


Florida Tax-Free Income Fund
Florida Tax-Free Money Market Fund

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

                                   SCHEDULE B
                        TO THE TRANSFER AGENCY AGREEMENT

                            TRANSFER AGENCY SERVICES

PROCESS ORDERS TO PURCHASE OR TRANSFER SHARES
1.   Process shareholder purchase and redemption orders.
2.   Withhold applicable taxes.
3. Set up account information, including address, dividend options, taxpayer identification numbers, wire and/or ACH instructions, systematic purchase, and systematic redemption instructions.
4. Issue confirmations in compliance with Rule 10b-10 under the Securities Exchange Act of 1934, as amended.
5.   Issue periodic statements for shareholders.
6.   Process transfers.
7.   Process exchanges.
8. Maintain records relating to "as of" transactions, and ensure compliance with the Trust's policies and procedures regarding such transactions.
9.   Maintain all shareholder records for each account in the Trust.
10. Issue customer statements on scheduled cycle, providing duplicate second and third party copies if required.
11.  Record shareholder account information changes.
12.  Maintain account documentation files for each shareholder.
13.  Annually purge accounts per mutually agreed upon schedule.

RECEIVE FUNDS
1. Receive funds drawn or endorsed to it as Transfer Agent for the Trust, or otherwise designated as being for the account of the Trust.
2. Stamp the check or other order with the date of receipt, process the same for collection, and compute the number of Shares to be purchased according to the price of Shares in effect for such purchases as set forth in the Trust's then current Prospectus..
3. Deposit the net amount due the Trust in the bank account of the Trust maintained by the Trust's custodian bank (the "Custodian").
4.   On a daily basis, notify the Custodian of the total amount deposited.
5. Instruct the Trust's Custodian to transfer funds from Fund accounts, as required by shareholder transactions.
6. Maintain share balances for each Fund and reconcile such balances with records of the Trust's Fund Accountant.
7.   Distribute redemption proceeds to Fund shareholders.
8.   Reconcile Fund DDA accounts and take appropriate corrective measures.
9. In the event that any check or other order for the payment of money is returned unpaid for any reason, give prompt notification to the Trust of the nonpayment of said check. In the absence of other instructions from the Trust, take such steps as may be necessary to cancel

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
     promptly any Shares purchased on the basis of such returned check and shall cancel accumulated dividends for such account, which are due to that specific purchase.

PROCESS SHARE REDEMPTIONS
1.   Receive and process all requests for redemptions or repurchase of Shares.
2.   Process exchanges.
3.   Notify the Trust of the total number of Shares covered by such requests.
4. Direct the payment of the applicable redemption or repurchase price from cash available in the bank account maintained by the Custodian,.
5. Promptly notify shareholders of any noncompliance with Trust standards for redemption approval, and assist such shareholders in complying with applicable standards.
6.   Withhold applicable taxes.

DISTRIBUTE DIVIDENDS AND CAPITAL GAINS
1. Process dividend payments, including the purchase of new shares, through dividend reimbursement.
2.   Prepare   and  mail  or   credit  income  and  capital   gain  payments to
     shareholders.
3. On or before the payment date of any dividend or distribution, notify the Custodian of the estimated amount required to pay any portion of said dividend or distribution which is payable in cash.
4.   Make appropriate credits to shareholder accounts, where required.
5.   Withhold applicable taxes.

DELIVERY OF SHAREHOLDER REPORTS
1. Design, implement and maintain the Trust's internet web site and telephonic voice response system for use by the Trust's existing shareholders (it being understood that the Trust's Distributor retains sole responsibility with respect to the design, implementation and maintenance of those features of the web site that are used for marketing the shares of the Trust to prospective shareholders.)
2. Provide systems by which the Trust's shareholders may effect transactions by telephonic or electronic means.
3. Make information available to shareholders regarding transaction history, including trade date, share price, current holdings, yields, and dividend information.

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

                                   SCHEDULE C
                        TO THE TRANSFER AGENCY AGREEMENT

                                  FEE SCHEDULE


ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.

Florida Tax-Free Income Fund                         $25.50
Florida Tax-Free Money Market Fund                   $25.50


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

                                  Exhibit 8(c)

                              BANK OF AMERICA, N.A.
                                 901 Main Street
                               Dallas, Texas 75202

                                January 10, 2002


USAA Mutual Fund, Inc.,
USAA Investment Trust,
USAA Tax Exempt Fund, Inc., and
USAA State Tax-Free Trust, not in their individual capacities but on behalf of and for the benefit of the series of funds comprising each such Borrower as set forth on SCHEDULE A hereto
9800 Fredericksburg Road
San Antonio, Texas 78288

Attention: Christopher W. Claus, President

Ladies and Gentlemen:

This Facility Agreement Letter (this "AGREEMENT") sets forth the terms and conditions for loans (each a "LOAN" and collectively the "LOANS") which Bank of America, N.A. (the "BANK"), agrees to make during the period commencing January 10, 2002 and ending January 9, 2003 (the "FACILITY PERIOD") to USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., and USAA State Tax-Free Trust, and each investment company which may become a party hereto pursuant to the terms of this Agreement (each a "BORROWER" and collectively the "BORROWERS"), each of which is executing this Agreement not in its individual capacity, but on behalf of and for the benefit of the series of funds comprising each such Borrower as set forth on SCHEDULE A hereto (as hereafter modified or amended in accordance with the terms hereof) (each a "FUND" and collectively the "FUNDS"), under a master revolving credit facility (the
"FACILITY"). This Agreement replaces in its entirety that certain Facility Agreement Letter dated January 11, 2001, as heretofore amended or modified, between the Borrowers and the Bank. The Bank and the Borrowers hereby agree as follows:

     1. AMOUNT. The aggregate principal amount of the Loans to be advanced under this Facility shall not exceed, at any one time outstanding, One Hundred Million United States Dollars (U.S. $100,000,000) (the "COMMITMENT"). The aggregate principal amount of the Loans which may be borrowed by a Borrower for the benefit of a particular Fund under the Facility and the Other Facility (hereinafter defined) shall not exceed the percentage (the "BORROWING LIMIT") of the total assets of such Fund as set forth on SCHEDULE A hereto.

     2. PURPOSE AND LIMITATIONS ON BORROWINGS. Each Borrower will use the proceeds of each Loan made to it solely for temporary or emergency purposes of the Fund for whose benefit it is borrowing in accordance with such Fund's Borrowing Limit and prospectus in effect at the time of such Loan. Portfolio securities may not be purchased by a Fund while there is a Loan outstanding under the Facility and/or a loan outstanding under the Other Facility for the benefit of such Fund, if the aggregate amount of such Loan and such other loan exceeds 5% of the total assets of such Fund. The Borrowers will not, and

USAA Mutual Fund, Inc., et al
January 10, 2002
Page 2

will not permit any Fund to, directly or indirectly, use any proceeds of any Loan for any purpose which would violate any provision of any applicable statute, regulation, order or restriction, including, without limitation, Regulation U, Regulation T, Regulation X or any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934, as amended. If requested by the Bank, the Borrowers will promptly furnish the Bank with a statement in conformity with the requirements of Federal Reserve Form U-1 as referred to in Regulation U.

     3. BORROWING RATE AND MATURITY OF LOANS. The principal amount of each Loan outstanding from time to time shall bear interest from the date each such Loan is made to, but excluding the date of payment in full thereof, at a rate per annum equal to, at the option of the applicable Borrower, (i) the aggregate of the Federal Funds Rate (as defined below) plus .50 of one percent (1%) (50 basis points) or (ii) the aggregate of the London Interbank Offered Rate (as defined below) plus 50 basis points. The rate of interest payable on any Loan bearing interest on the basis of the Federal Funds Rate shall change on each date that the Federal Funds Rate shall change. Interest on the Loans shall be calculated on the basis of a year of 360 days and the actual days elapsed but shall not exceed the highest lawful rate. Each Loan will be for an established number of days to be agreed upon by the applicable Borrower and the Bank on or before the date of such Loan and, in the absence of such agreement, will mature on the earlier of three months after the date of such Loan or the last day of the Facility Period. The term "FEDERAL FUNDS RATE," as used herein, shall mean the overnight rate for Federal funds transactions between member banks of the Federal Reserve System, as published by the Federal Reserve Bank of New York or, if not so published, as determined in good faith by the Bank in accordance with its customary practices; and the term "LONDON INTERBANK OFFERED RATE," as used herein, shall mean the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. London time two business days prior to the first day of and for the interest period (of 7 or 14 days or one, two or three months as selected by the Borrower(s)) for which the London Interbank Offered Rate is to be in effect, as adjusted by the Bank in good faith and in accordance with its customary practices for any reserve costs imposed on the Bank under Federal Reserve Board Regulation D with respect to "EURO-CURRENCY LIABILITIES." The London Interbank Offered Rate shall not be available hereunder for a Loan if it would be unlawful for the Bank to make or maintain such Loan based on such rate or if such rate does not, in the good faith judgment of the Bank, fairly reflect the cost to the Bank of making or maintaining such Loan. The London Interbank Offered Rate shall not be available for any interest period which, if such rate were available, would begin after the occurrence and during the continuation of an Event of Default (as defined below). Any past due principal and/or accrued interest or fee shall bear interest at a rate per annum equal to the aggregate of the Federal Funds Rate plus 1.50 percent (150 basis points), but not to exceed the highest lawful rate, from the date any such payment was due to, but excluding the date of payment in full thereof, and shall be payable on demand. If the applicable Borrower does not affirmatively elect to have a Loan or Loans bear interest based on the London Interbank Offered Rate at least two business days prior to the first day of a possible interest period applicable thereto, such Loan shall bear interest based on the Federal Funds Rate until such election is affirmatively made.

     4. ADVANCES, PAYMENTS, PREPAYMENTS AND READVANCES. Upon each Borrower's request, and subject to the terms and conditions contained herein, the Bank shall make Loans to each Borrower on behalf of and for the benefit of its respective Fund(s) during the Facility Period, and each Borrower may

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USAA Mutual Fund, Inc., et al
January 10, 2002
Page 3

borrow, repay and reborrow Loans hereunder. The Loans shall be evidenced by a duly executed and delivered Master Grid Promissory Note in the form of EXHIBIT
A. Each Loan shall be in an aggregate amount not less than One Hundred Thousand United States Dollars (U.S. $100,000) and increments of One Thousand United States Dollars (U.S. $1,000) in excess thereof. Payment of principal and interest due with respect to each Loan shall be payable at the maturity of such Loan and shall be made in funds immediately available to the Bank prior to 2:00 p.m. Dallas time on the day such payment is due, or as the Bank shall otherwise direct from time to time and, subject to the terms and conditions hereof, may be repaid with the proceeds of a new borrowing hereunder. Notwithstanding any provision of this Agreement to the contrary, all Loans, accrued but unpaid interest and other amounts payable hereunder shall be due and payable upon termination of the Facility (whether by acceleration or otherwise). If any Loan bearing interest based on the London Interbank Offered Rate is repaid or prepaid other than on the last day of an interest period applicable thereto, the Fund which is the beneficiary of such Loan shall pay to the Bank promptly upon demand such amount as the Bank determines in good faith is necessary to compensate the Bank for any reasonable cost or expense incurred by the Bank as a result of such repayment or prepayment in connection with the reemployment of funds in an amount equal to such repayment or prepayment. Whenever the Bank seeks to assess for any such cost or expense it will provide a certificate as the applicable Borrower shall reasonably request.

     5. FACILITY FEE. Beginning with the date of this Agreement and until such time as all Loans have been irrevocably repaid to the Bank in full, and the Bank is no longer obligated to make Loans, each Fund (to be allocated among the Funds as the Borrowers deem appropriate) severally shall pay to the Bank its allocated share of a facility fee (the "FACILITY FEE") in an aggregate amount equal to .09 of one percent (9 basis points) of the amount of the Commitment (whether used or unused), as it may be reduced pursuant to SECTION 6. The Facility Fee shall be payable quarterly in arrears beginning March 31, 2002, and upon termination of the Facility (whether by acceleration or otherwise).

     6. OPTIONAL TERMINATION OR REDUCTION OF COMMITMENT. The Borrowers on behalf of the applicable Funds shall have the right upon at least three (3) business days prior written notice to the Bank, to terminate or reduce the unused portion of the Commitment. Any such reduction of the Commitment shall be in the amount of Five Million United States Dollars (U.S. $5,000,000) or any larger integral multiple of One Million United States Dollars (U.S. $1,000,000) (except that any reduction may be in the aggregate amount of the unused Commitment). Accrued fees with respect to the terminated Commitment shall be payable to the Bank on the effective date of such termination.

     7. MANDATORY TERMINATION OF COMMITMENT. The Commitment shall automatically terminate on the last day of the Facility Period and any Loans then outstanding (together with accrued interest thereon and any other amounts owing hereunder) shall be due and payable on such date.

     8. COMMITTED FACILITY. The Bank acknowledges that the Facility is a committed facility and that the Bank shall be obligated to make any Loan requested during the Facility Period under this Agreement, subject to the terms and conditions hereof; provided, however, that the Bank shall not be obligated to make any Loan if this Facility has been terminated by the Borrowers, or to a Borrower on behalf of a proposed borrowing Fund, if at the time of a request for a Loan by such Borrower (on behalf of such applicable borrowing Fund) there exists any Event of Default or condition which, with the passage

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USAA Mutual Fund, Inc., et al
January 10, 2002
Page 4

of time or giving of notice, or both, would constitute or become an Event of Default with respect to such Fund.

     9. LOAN REQUESTS. Each request for a Loan (each a "BORROWING NOTICE") shall be in writing by the applicable Borrower, except that such Borrower may make an oral request (each an "ORAL REQUEST") provided that each Oral Request shall be followed by a written Borrowing Notice within one business day. Each Borrowing Notice shall specify the following terms ("TERMS") of the requested
Loan: (i) the date on which such Loan is to be disbursed, (ii) the principal amount of such Loan, (iii) the Borrower which is borrowing such Loan, (iv) the Fund(s) for whose benefit the Loan is being borrowed and the amount of the Loan which is for the benefit of each such Fund, (v) whether such Loan shall bear interest based on the Federal Funds Rate or the London Interbank Offered Rate, and (vi) the requested maturity date of the Loan. Each Borrowing Notice shall also set forth the total assets of each Fund for whose benefit a portion of the Loan is being borrowed as of the close of business on the day immediately preceding the date of such Borrowing Notice. Borrowing Notices shall be delivered to the Bank by 1:00 p.m. Dallas time on the day the Loan is requested to be made if such Loan is to bear interest based on the Federal Funds Rate or by 10:00 a.m. Dallas time on the second business day before the Loan is requested to be made if such Loan is to bear interest based on the London Interbank Offered Rate.

Each Borrowing Notice shall constitute a representation to the Bank by the applicable Borrower on behalf of the proposed borrowing Fund(s) of such Borrower that all of the representations and warranties made by such Borrower on behalf of the applicable borrowing Fund(s) of such Borrower in SECTION 12 hereof are true and correct as of such date and that no Event of Default or other condition which with the passage of time or giving of notice, or both, would result in an Event of Default, has occurred or is occurring with respect to such proposed borrowing Fund(s).

     10. CONFIRMATIONS; CREDITING OF FUNDS; RELIANCE BY THE BANK. Upon receipt by the Bank of a Borrowing Notice:

          (a) The Bank shall send the applicable Borrower written confirmation of the Terms of such Loan via facsimile or telecopy, as soon as reasonably practicable; provided, however, that the failure to do so shall not affect the obligation of such Borrower;

          (b) The Bank shall make such Loan in accordance with the Terms by transfer of the Loan amount in immediately available funds, to the account of the applicable Borrower as specified in EXHIBIT B to this Agreement or as such Borrower shall otherwise specify to the Bank in a writing signed by an Authorized Individual (as defined in SECTION 11) of such Borrower and sent to the Bank via facsimile or telecopy; and

          (c) The Bank shall make appropriate entries on the Note or the records of the Bank to reflect the Terms of the Loan; provided, however, that the failure to do so shall not affect the obligation of any borrowing Fund.

The Bank shall be entitled to rely upon and act hereunder pursuant to any Oral Request which it reasonably believes to have been made by the applicable Borrower through an Authorized Individual. If

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USAA Mutual Fund, Inc., et al
January 10, 2002
Page 5

any Borrower believes that the confirmation relating to any Loan contains any error or discrepancy from the applicable Oral Request, such Borrower will promptly notify the Bank thereof.

     11. BORROWING RESOLUTIONS AND OFFICERS' CERTIFICATES; SUBORDINATION AGREEMENT. Prior to the making of any Loan pursuant to this Agreement, the Borrowers shall have delivered to the Bank (a) the duly executed Note, (b) resolutions of each Borrower's Trustees or Board of Directors authorizing each Borrower to execute, deliver and perform this Agreement and the Note on behalf of the applicable Funds, (c) an Officer's Certificate in substantially the form set forth in EXHIBIT D to this Agreement, authorizing certain individuals ("AUTHORIZED INDIVIDUALS") to take on behalf of each Borrower (on behalf of the applicable Funds) actions contemplated by this Agreement and the Note, (d) a subordination agreement in substantially the form set forth in EXHIBIT E to this Agreement, and (e) the opinion of counsel to USAA Investment Management Company, manager and advisor to the Borrowers, with respect to such matters as the Bank may reasonably request.

     12. REPRESENTATIONS AND WARRANTIES. In order to induce the Bank to enter into this Agreement and to make the Loans provided for hereunder, each Borrower hereby severally, makes on behalf of each of its respective series of Funds comprising such Borrower the following representations and warranties, which shall survive the execution and delivery hereof and of the Note:

          (a) ORGANIZATION, STANDING, ETC. Such Borrower is a corporation or trust duly organized, validly existing, and in good standing under applicable state laws and has all requisite corporate or trust power and authority to carry on its respective businesses as now conducted and proposed to be conducted, to enter into this Agreement and all other documents to be executed by it in connection with the transactions contemplated hereby, to issue and borrow under the Note and to carry out the terms hereof and thereof;

          (b) FINANCIAL INFORMATION; DISCLOSURE, ETC. Such Borrower has furnished the Bank with certain financial statements of such Borrower with respect to itself and the applicable Fund(s), all of which such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and fairly present the financial position and results of operations of such Borrower and the applicable Funds on the dates and for the periods indicated. Neither this Agreement nor any financial statements, reports or other documents or certificates furnished to the Bank by such Borrower on behalf of the applicable Fund(s) in connection with the transactions contemplated hereby contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained herein or therein in light of the circumstances when made not misleading;

          (c) AUTHORIZATION; COMPLIANCE WITH OTHER INSTRUMENTS. The execution, delivery and performance of this Agreement and the Note, and borrowings hereunder, have been duly authorized by all necessary corporate or trust action of such Borrower and will not result in any violation of or be in conflict with or constitute a default under any term of the charter, by-laws or trust agreement, as applicable, of such Borrower or of any borrowing restric tions or prospectus or statement of additional information of such Borrower or the applicable Fund(s), or of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Borrower on

USAA Mutual Fund, Inc., et al
January 10, 2002
Page 6

behalf of the applicable Fund(s), or result in the creation of any mortgage, lien, charge or encumbrance upon any of the properties or assets of the applicable Fund(s) pursuant to any such term. Such Borrower is not in violation of any term of its respective charter, by-laws or trust agreement, as applicable, and such Borrower and the applicable Fund(s) are not in violation of any material term of any agreement or instrument to which they are a party, or to the best of such Borrower's knowledge, of any judgment, decree, order, statute, rule or governmental regulation applicable to them;

          (d) SEC COMPLIANCE. Such Borrower and the applicable Fund(s) are in compliance in all material respects with all federal and state securities or similar laws and regulations, including all material rules, regulations and administrative orders of the Securities and Exchange Commission (the "SEC") and applicable Blue Sky authorities. Such Borrower and the applicable Fund(s) are in compliance in all material respects with all of the provisions of the Investment Company Act of 1940, and such Borrower has filed all reports with the SEC that are required of it or the applicable Fund(s);

          (e) LITIGATION. There is no action, suit or proceeding pending or, to the best of such Borrower's knowledge, threatened against such Borrower or the applicable Fund(s) in any court or before any arbitrator or governmental body which seeks to restrain any of the transactions contemplated by this Agreement or which could reasonably be expected to have a material adverse effect on the assets or business operations of such Borrower or the applicable Fund(s) or the ability of such applicable Fund(s) to pay and perform their respective obligations hereunder and under the Notes; and

          (f)FUNDS' OBLIGATIONS FOR REPAYMENT. The assets of each Fund for whose benefit Loans are borrowed by the applicable Borrower are subject to and liable for such Loans. The Bank may only seek repayment from the assets of the Fund of a Borrower that obtained a Loan, and may not seek repayment of that Loan from the assets of any other Fund of that Borrower.

     13. AFFIRMATIVE COVENANTS OF THE BORROWERS. Until such time as all amounts of principal interest and other sums due to the Bank by a Borrower pursuant to any Loan made to such Borrower for the benefit of the applicable Fund(s) is irrevocably paid in full, and until the Bank is no longer obligated to make Loans to such Borrower for the benefit of the applicable Fund(s), such Borrower (on behalf of its respective Fund(s)) severally agrees:

          (a) To deliver to the Bank as soon as possible and in any event within ninety (90) days after the end of each fiscal year of such Borrower and the applicable Fund(s), Statements of Assets and Liabilities, Statements of Operations and Statements of Changes in Net Assets of each applicable Fund for such fiscal year, as set forth in each applicable Fund's Annual Report to shareholders together with a calculation of the maximum amount which each applicable Fund could borrow under its Borrowing Limit as of the end of such fiscal year;

          (b) To deliver to the Bank as soon as available and in any event within seventy-five (75) days after the end of each semiannual period of such Borrower and the applicable Fund(s),

USAA Mutual Fund, Inc., et al
January 10, 2002
Page 7

     Statements of Assets and Liabilities, Statements of Operations and Statements of Changes in Net Assets of each applicable Fund as of the end of such semiannual period, as set forth in each applicable Fund's Semiannual Report to shareholders, together with a calculation of the maximum amount which each applicable Fund could borrow under its Borrowing Limit at the end of such semiannual period;

          (c) To deliver to the Bank prompt notice of the occurrence of any event or condition which constitutes, or is likely to result in, a change in such Borrower or any applicable Fund which could reasonably be expected to materially adversely affect the ability of any applicable Fund to promptly repay outstanding Loans made for its benefit or the ability of such Borrower or the applicable Fund(s) to perform their respective obligations under this Agreement or the Note;

          (d) To do, or cause to be done, all things necessary to preserve and keep in full force and effect the corporate or trust existence of such Borrower and all permits, rights and privileges necessary for the conduct of its businesses and to comply in all material respects with all applicable laws, regulations and orders, including without limitation, all rules and regulations promulgated by the SEC;

          (e)To promptly notify the Bank of any litigation, threatened legal proceeding or investigation by a governmental authority which could reasonably be expected to materially affect the ability of any applicable Fund to promptly repay the outstanding Loans made for its benefit hereunder or the ability of such Borrower or the applicable Fund(s) to otherwise perform their respective obligations hereunder;

          (f) In the event a Loan for the benefit of a particular Fund is not repaid in full within 10 days after the date it is borrowed, and until such Loan is repaid in full, to deliver to the Bank, within two business days after each Friday occurring after such 10th day, a statement setting forth the total assets of such Fund as of the close of business on each such Friday; and

          (g) Upon the request of the Bank, which may be made by the Bank from time to time in the event the Bank in good faith believes that there has been a material adverse change in the capital markets generally, to deliver to the Bank, within two business days after any such request, a statement setting forth the total assets of each Fund for whose benefit a Loan is outstanding on the date of such request.

     14. NEGATIVE COVENANTS OF THE BORROWERS. Until such time as all amounts of principal, interest and other sums due to the Bank by a Borrower pursuant to any Loan made to such Borrower for the benefit of the applicable Fund(s) is irrevocably paid in full, and until the Bank is no longer obligated to make Loans to such Borrower for the benefit of the applicable Fund, such Borrower (on behalf of its respective Fund(s)) severally agrees:

          (a) Not to incur any indebtedness for borrowed money (other than pursuant to a $400,000,000 committed master revolving credit facility with USAA Capital Corporation (the "OTHER FACILITY") and overdrafts incurred at the custodian of the Funds from time to time in the

USAA Mutual Fund, Inc., et al
January 10, 2002
Page 8

     ordinary course of business) except the Loans, without the prior written consent of the Bank, which consent will not be unreasonably withheld; and
     (b) Not to dissolve or terminate its existence, or merge or consolidate with any other person or entity, or sell all or substantially all of its assets in a single transaction or series of related transactions (other than assets consisting of margin stock), each without the prior written consent of the Bank, which consent will not be unreasonably withheld; provided that a Borrower or Fund may without such consent merge, consolidate with, or purchase substantially all of the assets of, or sell substantially all of its assets to, an affiliated investment company or series thereof, as provided for in Rule 17a-8 of the Investment Company Act of 1940.

     15. EVENTS OF DEFAULT. If any of the following events (each an "EVENT OF DEFAULT") shall occur (it being understood that an Event of Default with respect to one Fund shall not constitute an Event of Default with respect to any other Fund):

          (a) A Fund shall default in the payment of principal or interest on any Loan or any other fee due hereunder for a period of five (5) days after the same becomes due and payable, whether at maturity or, with respect to the Facility Fee, at a date fixed for the payment thereof;

          (b) A Fund shall default in the performance of or compliance with any term contained in SECTION 13 hereof and such default shall not have been remedied within thirty (30) days after written notice thereof shall have been given to the applicable Borrower on behalf of such Fund by the Bank;

          (c) A Fund shall default in the performance of or compliance with any term contained in SECTION 14 hereof;

          (d) A Fund shall default in the performance or compliance with any other term contained herein and such default shall not have been remedied within thirty (30) days after written notice thereof shall have been given to the applicable Borrower on behalf of such Fund by the Bank;

          (e)Any representation or warranty made by or on behalf of a Fund herein or pursuant hereto shall prove to have been false or incorrect in any material respect when made;

          (f) USAA Investment Management Company or any successor manager or investment adviser, provided that such successor is a wholly-owned subsidiary of USAA Capital Corporation, shall cease to be the manager and investment advisor of a Fund; or

          (g) An event of default shall occur and be continuing under the Other Facility with respect to a Fund;

then, in any event, and at any time thereafter, if any Event of Default shall be continuing, the Bank may by written notice to the applicable Borrower (i) terminate its commitment to make any Loan hereunder to such Borrower with respect to such Fund, whereupon said commitment shall forthwith terminate without

USAA Mutual Fund, Inc., et al
January 10, 2002
Page 9

any other notice of any kind and (ii) declare the principal and interest in respect of any outstanding Loans with respect to such Fund, and all other amounts due hereunder with respect to such Fund, to be immediately due and payable whereupon the principal and interest in respect thereof and all other
amounts  due  hereunder   shall  become   forthwith  due  and  payable  without
presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrowers on behalf of the applicable Funds.

     16. NEW BORROWERS; NEW FUNDS. So long as no Event of Default or condition which, with the passage of time or the giving of notice, or both, would constitute or become an Event of Default has occurred and is continuing, and with the prior consent of the Bank, which consent will not be unreasonably withheld:

          (a) Any investment company that becomes part of the same "group of investment companies" (as that term is defined in Rule 11a-3 under the Investment Company Act of 1940) as the original Borrowers to this Agreement, may, by submitting an amended SCHEDULE A and EXHIBIT B to this Agreement to the Bank (which amended SCHEDULE A and EXHIBIT B shall replace the SCHEDULE A and EXHIBIT B which are then a part of this Agreement) and such other documents as the Bank may reasonably request, become a party to this Agreement and may become a "BORROWER" hereunder; and

          (b) A Borrower may, by submitting an amended SCHEDULE A and EXHIBIT B to this Agreement to the Bank (which amended SCHEDULE A and EXHIBIT B shall replace the SCHEDULE A and EXHIBIT B which are then a part of this Agreement), add additional Funds for whose benefit such Borrower may borrow Loans. No such amendment of SCHEDULE A to this Agreement shall amend the Borrowing Limit applicable to any Fund without the prior consent of the Bank.

     17. LIMITED RECOURSE. The Bank agrees (i) that any claim, liability, or obligation arising hereunder or under the Note whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Fund for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Fund's benefit, together with accrued and unpaid interest due and owing thereon, and such Fund's share of any other amount due hereunder and under the Note (as determined in accordance with the provisions hereof) and (ii) that no assets of any Fund shall be used to satisfy any claim, liability, or obligation arising hereunder or under the Note with respect to the outstanding principal amount of any Loan borrowed for the benefit of any other Fund or any accrued and unpaid interest due and owing thereon or such other Fund's share of any other amount due hereunder and under the Note (as determined in accordance with the provisions hereof).

     18. REMEDIES ON DEFAULT. In case any one or more Events of Default shall occur and be continuing, the Bank may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceedings, against the applicable Borrower on behalf of the applicable defaulting Fund(s), as the case may be. In the case of a default in the payment of any principal or interest on any Loan or in the payment of any fee due hereunder, the relevant Fund(s) (to be allocated among such Funds as the Borrowers deem appropriate) severally shall pay to the Bank such further amount as shall be

USAA Mutual Fund, Inc., et al
January 10, 2002
Page 10

sufficient to cover the cost and expense of collection, including, without limitation, reasonable attorney's fees and expenses from the relevant Fund.

     19. NO WAIVER OF REMEDIES. No course of dealing or failure or delay on the part of the Bank in exercising any right or remedy hereunder or under the Note shall constitute a waiver of any right or remedy hereunder or under the Note, nor shall any partial exercise of any right or remedy hereunder or under the Note preclude any further exercise thereof or the exercise of any other right or remedy hereunder or under the Note. Such rights and remedies expressly provided are cumulative and not exclusive of any rights or remedies which the Bank would otherwise have.

     20. EXPENSES. Each of the Funds severally shall pay on demand all reasonable out-of-pocket costs and expenses (including reasonable attorney's fees and expenses) incurred by the Bank in connection with the collection and any other enforcement proceedings of or regarding this Agreement, any Loan or the Note against such Fund.

     21. BENEFIT OF AGREEMENT. This Agreement and the Note shall be binding upon and inure for the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that no party to this Agreement or the Note may assign any of its rights hereunder or thereunder without the prior written consent of the other parties. The Bank may not sell participations and subparticipations in all or any part of the Loans made hereunder without the prior consent of the Borrowers, which consent shall not be unreasonably withheld.

     22. NOTICES. All notices hereunder and all written, facsimiled or telecopied confirmations of Oral Requests made hereunder shall be sent to the Borrowers as indicated on EXHIBIT B and to the Bank as indicated on EXHIBIT C. Written communications shall be deemed to have been duly given and made as follows: If sent by mail, seventy-two (72) hours after deposit in the mail with first-class postage prepaid, addressed as provided in EXHIBIT B (the Borrowers) and EXHIBIT C (the Bank); and in the case of facsimile or telecopy, when the facsimile or telecopy is received if on a business day or otherwise on the next business day.

     23. MODIFICATIONS. No provision of this Agreement or the Note may be waived, modified or discharged except by mutual written agreement of all parties. THIS WRITTEN LOAN AGREEMENT AND THE NOTE REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

     24. INCREASED COST AND REDUCED RETURN. If at any time after the date hereof, the Bank (which shall include, for purposes of this Section, any corporation controlling the Bank) determines that the adoption or modification of any applicable law regarding the Bank's required levels of reserves, other than the reserve requirement taken into account when computing the London Interbank Offered Rate as provided in SECTION 3, or capital (including any allocation of capital requirements or conditions), or similar requirements, or any interpretation or administration thereof by a governmental body or compliance by the Bank with any of such requirements, has or would have the effect of (a) increasing the Bank's costs

USAA Mutual Fund, Inc., et al
January 10, 2002
Page 11

relating to the Loans, or (b) reducing the yield or rate of return of the Bank on the Loans, to a level below that which the Bank could have achieved but for the adoption or modification of any such requirements, the Funds (to be allocated among the Funds as the Borrowers deem appropriate) severally shall, within fifteen (15) days of any request by the Bank, pay to the Bank such additional amounts as (in the Bank's sole judgment, after good faith and reasonable computation) will compensate the Bank for such increase in costs or reduction in yield or rate of return of the Bank. Whenever the Bank shall seek compensation for any increase in costs or reduction in yield or rate of return, the Bank shall provide a certificate as the Borrower(s) shall reasonably request. Failure by the Bank to demand payment within 90 days of any additional amounts payable hereunder shall constitute a waiver of the Bank's right to demand payment of such amounts at any subsequent time. Nothing herein contained shall be construed or so operate as to require the Funds to pay any interest, fees, costs or charges greater than is permitted by applicable law.

     25. GOVERNING LAW AND JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the state of Texas without regard to the choice of law provisions thereof. Chapter 346 of the Texas Finance Code shall not apply to this Agreement or the Loans made hereunder.

     26. TRUST DISCLAIMER. Neither the shareholders, trustees, officers, employees and other agents of any Borrower or Fund shall be personally bound by or liable for any indebtedness, liability or obligation hereunder or under the Note nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

If this letter correctly reflects your agreement with us, please execute both copies hereof and return one to us, whereupon this Agreement shall be binding upon the Borrowers (not in their individual capacities, but on behalf of and for the benefit of their respective Funds listed on SCHEDULE A hereto) and the Bank.


Sincerely,

BANK OF AMERICA, N.A.

By: /S/ JOAN D'AMICO
    -------------------
    Joan D'Amico, Managing Director


                     [REMAINDER OF PAGE INTENTIONALLY BLANK.
                           SIGNATURE PAGE(S) FOLLOW].

Signature to the Facility Agreement Letter dated January 10, 2002, between USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., and USAA State Tax-Free Trust (not in their individual capacities, but on behalf of and for the benefit of the series of funds set forth on SCHEDULE A hereto) and Bank of America, N.A.


AGREED AND ACCEPTED:

USAA MUTUAL FUND, INC.,
     on behalf of and for the benefit
     of its series of Funds as set forth
     on SCHEDULE A to this Agreement

By:  /S/ CHRISTOPHER W. CLAUS
     ---------------------------
     Christopher W. Claus, President



USAA INVESTMENT TRUST,
     on behalf of and for the benefit
     of its series of Funds as set forth
     on SCHEDULE A to this Agreement

By:  /S/ CHRISTOPHER W. CLAUS
     ----------------------------
     Christopher W. Claus, President



USAA TAX EXEMPT FUND, INC.,
     on behalf of and for the benefit
     of its series of Funds as set forth
     on SCHEDULE A to this Agreement

By:  /S/ CHRISTOPHER W. CLAUS
     ------------------------
     Christopher W. Claus, President



USAA STATE TAX-FREE TRUST,
     on behalf of and for the benefit
     of its series of Funds as set forth
     on SCHEDULE A to this Agreement

By:  /S/ CHRISTOPHER W. CLAUS
     -------------------------
     Christopher W. Claus, President.

                                   SCHEDULE A

                  FUNDS FOR WHOSE BENEFIT LOANS CAN BE BORROWED
                  UNDER FACILITY AGREEMENT AND BORROWING LIMIT

BORROWER                     FUNDS         MAXIMUM PERCENT OF  THE TOTAL ASSETS
                                           WHICH CAN BE BORROWED UNDER FACILITY
                                           AGREEMENT AND OTHER FACILITY


USAA Mutual Fund, Inc.    USAA Aggressive Growth               25%
                          USAA Growth & Income                 25
                          USAA Income Stock                    25
                          USAA Short-Term Bond                 25
                          USAA Money Market                    25
                          USAA Growth                          25
                          USAA Income                          25
                          USAA S&P 500 Index                   25
                          USAA Science & Technology            25
                          USAA First Start Growth              25
                          USAA High Yield Opportunities        25
                          USAA Intermediate-Term Bond          25
                          USAA Small Cap Stock                 25
                          USAA Extended Market Index           25
                          USAA Nasdaq-100 Index                25
                          USAA Global Titans Index             25
                          USAA Capital Growth                  25
                          USAA Value                           25


USAA Investment Trust     USAA Cornerstone Strategy            25
                          USAA Gold                            25
                          USAA International                   25
                          USAA World Growth                    25
                          USAA GNMA Trust                      25
                          USAA Treasury Money Market Trust     25
                          USAA Emerging Markets                25
                          USAA Growth and Tax Strategy         25
                          USAA Growth Strategy                 25
                          USAA Income Strategy                 25
                          USAA Balanced Strategy               25


USAA Tax Exempt Fund, Inc.USAA Long-Term                       15
                          USAA Intermediate-Term               15
                          USAA Short-Term                      15
                          USAA Tax Exempt Money Market         15
                          USAA California Bond                 15
                          USAA California Money Market         15
                          USAA New York Bond                   15
                          USAA New York Money Market           15
                          USAA Virginia Bond                   15


                                                                     SCHEDULE A

                          USAA Virginia Money Market           15

USAA State Tax-Free Trust USAA Florida Tax-Free Income         15
                          USAA Florida Tax-Free Money Market   15
                                                                     SCHEDULE A

                                    EXHIBIT A

                           MASTER GRID PROMISSORY NOTE

U.S. $100,000,000                                       Dated: January 10, 2002


     FOR VALUE RECEIVED, each of the undersigned (each a "BORROWER" and collectively the "BORROWERS"), severally and not jointly, and not in their individual capacities, but on behalf of and for the benefit of the series of funds comprising each such Borrower as listed on SCHEDULE A to the Agreement as defined below (each a "FUND" and collectively the "FUNDS") promises to pay to the order of BANK OF AMERICA, N.A. (the "BANK") at the Bank's office located at 901 Main Street, Dallas, Dallas County, Texas 75202, in lawful money of the United States of America, in immediately available funds, the principal amount of all Loans made by the Bank to such Borrower for the benefit of the applicable Funds under the Facility Agreement Letter dated January 10, 2002 (as amended or modified, the "AGREEMENT"), among the Borrowers and the Bank, together with interest thereon at the rate or rates set forth in the Agreement. All payments of interest and principal outstanding shall be made in accordance with the terms of the Agreement.

     This Note evidences Loans made pursuant to, and is entitled to the benefits of, the Agreement.Terms not defined in this Note shall be as set forth in the Agreement.

     The Bank is authorized to endorse the particulars of each Loan evidenced hereby on the attached Schedule and to attach additional Schedules as necessary, provided that the failure of the Bank to do so or to do so accurately shall not affect the obligations of any Borrower (or the Fund for whose benefit it is borrowing) hereunder.

     Each Borrower waives all claims to presentment, demand, protest, and notice of dishonor. Each Borrower agrees to pay all reasonable costs of collection, including reasonable attorney's fees in connection with the enforcement of this Note.

     The Bank hereby agrees (i) that any claim, liability, or obligation arising hereunder or under the Agreement whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Fund for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Fund's benefit, together with accrued and unpaid interest due and owing thereon, and such Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement) and (ii) that no assets of any Fund shall be used to satisfy any claim, liability, or obligation arising hereunder or under the Agreement with respect to the outstanding principal amount of any Loan borrowed for the benefit of any other Fund or any accrued and unpaid interest due and owing thereon or such other Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement).

     Neither the shareholders, trustees, officers, employees and other agents of any Borrower or Fund shall be personally bound by or liable for any indebtedness, liability or obligation hereunder or under the Note nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

     This Note shall be governed by the laws of the state of Texas.


                     [REMAINDER OF PAGE INTENTIONALLY BLANK.

                                                                      EXHIBIT A

                           SIGNATURE PAGE(S) FOLLOW].

                                                                      EXHIBIT A

Signature to the Master Grid Promissory Note dated January 10, 2002, by USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., and USAA State Tax-Free Trust (not in their individual capacities, but on behalf of and for the benefit of the series of funds set forth on SCHEDULE A to the Agreement) payable to Bank of America, N.A.


                         USAA MUTUAL FUND, INC.,
                              on behalf of and for the benefit
                              of its series of Funds as set forth
                              on SCHEDULE A to the Agreement


                         By:  /S/ CHRISTOPHER W. CLAUS
                              -------------------------
                              Christopher W. Claus, President



                         USAA INVESTMENT TRUST,
                              on behalf of and for the benefit
                              of its series of Funds as set forth
                              on SCHEDULE A to the Agreement


                         By:  /S/ CHRISTOPHER W. CLAUS
                              --------------------------
                              Christopher W. Claus, President



                         USAA TAX EXEMPT FUND, INC.,
                              on behalf of and for the benefit
                              of its series of Funds as set forth
                              on SCHEDULE A to the Agreement

                         By:  /S/ CHRISTOPHER W. CLAUS
                              --------------------------
                              Christopher W. Claus, President



                         USAA STATE TAX-FREE TRUST,
                              on behalf of and for the benefit
                              of its series of Funds as set forth
                              on SCHEDULE A to the Agreement

                         By:  /S/ CHRISTOPHER W. CLAUS
                              ---------------------------
                              Christopher W. Claus, President.

                         LOANS AND PAYMENT OF PRINCIPAL


This schedule (grid) is attached to and made a part of the Promissory Note dated January 10, 2002, executed severally and not jointly by USAA MUTUAL FUND, INC., USAA INVESTMENT TRUST, USAA TAX EXEMPT FUND, INC., and USAA STATE TAX-FREE TRUST (not in their individual capacities, but on behalf of and for the benefit of the series of funds comprising each such Borrower) payable to the order of BANK OF AMERICA, N.A.


[GRID]
Date of
Loan

Borrower
and Fund

Amount of
Loan

Type of Rate and
Interest Rate on Date
of Borrowing

Amount of
Principal Repaid

Date of
Repayment

Other
Expenses

Notation
made by

                                                                      EXHIBIT A

                                   EXHIBIT B

                          BORROWER INFORMATION SHEET

         BORROWERS: USAA MUTUAL FUND, INC., USAA INVESTMENT TRUST,
                    USAA TAX EXEMPT FUND, INC., and USAA STATE TAX-FREE TRUST

        ADDRESS FOR NOTICES AND OTHER COMMUNICATIONS TO THE BORROWERS:


                         9800 Fredericksburg Road
                         San Antonio, Texas 78288 (for Federal Express, 78240)

                         Attention: Kenneth E. Willmann
                                    Senior Vice President, Fixed Income
                                    Investments (USAA)
                         Telephone: (210) 498-7581
                         Cellphone: (210) 913-7581
                         Telecopy:  (210) 498-4174
                         e-mail:    ken.willmann@usaa.com

                                    David G. Peebles
                                    Senior Vice President, Equity Investments
                                    (USAA)
                         Telephone: (210) 498-7340
                         Cellphone: (210) 913-7340
                         Telecopy:  (210) 498-2954
                         e-mail:    david.peebles@usaa.com

        ADDRESS FOR BORROWING AND PAYMENTS:

                         9800 Fredericksburg Road
                         San Antonio, Texas 78288 (for Federal Express, 78240)

                         Attention: Roberto Galindo, Jr.
                                    Assistant Vice President, Mutual Fund
                                    Accounting and Administration (USAA)
                         Telephone: (210) 498-7261
                         Telecopy:  (210) 498-0382 or 498-7819
                         Telex:     767424
                         e-mail:    bob.galindo@usaa.com.

                                                                      EXHIBIT B

INSTRUCTIONS FOR PAYMENTS TO BORROWER:

WE PAY VIA: X FED FUNDS CHIPS.


                                                                      EXHIBIT B

TO: (PLEASE PLACE BANK NAME, CORRESPONDENT  NAME (IF APPLICABLE), CHIPS  AND/OR
    FED FUNDS ACCOUNT NUMBER BELOW)


USAA MUTUAL FUND, INC.


STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA Aggressive Growth Fund                                 Acct.# 6938-502-9

USAA Growth & Income Fund                                   Acct. # 6938-519-3

USAA Income Stock Fund                                      Acct.# 6938-495-6

USAA Short-Term Bond Fund                                   Acct.# 6938-517-7

USAA Money Market Fund                                      Acct.# 6938-498-0

USAA Growth Fund                                            Acct.# 6938-490-7

USAA Income Fund                                            Acct.# 6938-494-9

USAA Science & Technology Fund                              Acct.# 6938-515-1

USAA First Start Growth Fund                                Acct.# 6938-468-3

USAA High Yield Opportunities Fund                          Acct.# 6938-576-3

USAA Intermediate-Term Bond Fund                            Acct.# 6938-577-1

USAA Small Cap Stock Fund                                   Acct.# 6938-578-9

USAA Nasdaq-100 Index Fund                                  Acct.# 6938-794-2

USAA Global Titans Index Fund                               Acct. # 6938-795-9

USAA Capital Growth Fund                                    Acct. # 6938-796-7

USAA Value Fund                                             Acct. # 6938-799-1

BANKERS TRUST COMPANY, NEW YORK, NEW YORK.


                                                                      EXHIBIT B

ABA #021001033

USAA S&P 500 Index Fund Acct.# 096699

THE CHASE MANHATTAN BANK, NEW YORK, NEW YORK

ABA #021000021

USAA Extended Market Index Fund                             Acct.# P83544


USAA INVESTMENT TRUST

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA Cornerstone Strategy Fund                              Acct.# 6938-487-3

USAA Gold Fund                                              Acct.# 6938-488-1

USAA International Fund                                     Acct.# 6938-497-2

USAA World Growth Fund                                      Acct.# 6938-504-5

USAA GNMA Trust                                             Acct.# 6938-486-5

USAA Treasury Money Market Trust                            Acct.# 6938-493-1

USAA Emerging Markets Fund                                  Acct.# 6938-501-1

USAA Growth and Tax Strategy Fund                           Acct.# 6938-509-4

USAA Growth Strategy Fund                                   Acct.# 6938-510-2

USAA Income Strategy Fund                                   Acct.# 6938-508-6

USAA Balanced Strategy Fund                                 Acct.# 6938-507-8

USAA TAX EXEMPT FUND, INC.

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

                                                                      EXHIBIT B

ABA #011000028

USAA Long-Term Fund                                         Acct.# 6938-492-3

USAA Intermediate-Term Fund                                 Acct.# 6938-496-4

USAA Short-Term Fund                                        Acct.# 6938-500-3

USAA Tax Exempt Money Market Fund                           Acct.# 6938-514-4

USAA California Bond Fund                                   Acct.# 6938-489-9

USAA California Money Market Fund                           Acct.# 6938-491-5

USAA New York Bond Fund                                     Acct.# 6938-503-7

USAA New York Money Market Fund                             Acct.# 6938-511-0

USAA Virginia Bond Fund                                     Acct.# 6938-512-8

USAA Virginia Money Market Fund                             Acct.# 6938-513-6


USAA STATE TAX-FREE TRUST

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA Florida Tax-Free Income Fund                           Acct.# 6938-473-3

USAA Florida Tax-Free Money Market Fund                     Acct.# 6938-467-5


                                                                      EXHIBIT B

                                    EXHIBIT C


                              ADDRESS FOR THE BANK

                         Bank of America, N.A.
                         901 Main Street
                         66th Floor
                         Dallas, Texas 75202

                         Attention: Joan D'Amico
                         Telephone: (214) 209-3307
                         Telecopy: (214) 209-3742

                                                                      EXHIBIT C

                                    EXHIBIT D


                              OFFICER'S CERTIFICATE


The undersigned hereby certifies that he is the duly elected Secretary of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., and USAA State Tax-Free Trust (each a "BORROWER" and collectively the "BORROWERS"), and that he is authorized to execute this Certificate on behalf of the Borrowers. The undersigned hereby further certifies to the following:

Any one of the President and Chief Executive Officer of United Services Automobile Association ("USAA"), the Senior Vice President-Chief Financial Officer/Corporate Treasurer of USAA, or the Senior Vice President-Corporate Finance and Assistant Treasurer of USAA, TOGETHER with either the Treasurer or Assistant Treasurer of the Borrowers, are duly authorized to act on behalf of the Borrowers, by transmitting telephonic, electronic mail, telex, or telecopy instructions and other communications with regard to borrowings and payments pursuant to the Facility Agreement Letter dated January 10, 2002, with Bank of America, N.A. The signature set opposite the name of each individual below is that individual's genuine signature.

NAME                             OFFICE                           SIGNATURE


Robert G. Davis          President and Chief Executive
                         Officer of USAA                 /S/ROBERT G. DAVIS
                                                         ----------------------
Josue Robles, Jr.        Senior Vice President-Chief
                         Financial Officer/Corporate
                         Treasurer of USAA               /S/JOSUE ROBLES, JR.
                                                         ----------------------
Edwin T. McQuiston       Senior Vice President-Corporate
                         Finance and Assistant Treasurer
                         of USAA                         /S/EDWIN T. MCQUISTON
                                                         ----------------------

David M. Holmes          Treasurer of the Borrowers

Roberto Galindo, Jr.     Assistant Treasurer of the
                         Borrowers                       /S/ROBERTO GALINDO, JR.
                                                         -----------------------

IN WITNESS WHEREOF, I have executed the Certificate as of this 10th day of January, 2002.

                                                /S/ MICHAEL D. WAGNER
                                                ----------------------------
                                                Michael D. Wagner, Secretary


I, Christopher W. Claus, President of the Borrowers hereby certify that Michael
D. Wagner is, and has been at all times since a date prior to the date of this Certificate, the duly elected, qualified, and acting Secretary of the Borrowers and that the signature set forth above is his true and correct signature.


DATE: January 10, 2002


                                                /S/ CHRISTOPHER W. CLAUS
                                                -------------------------------
                                                Christopher W. Claus, President


                                                                      EXHIBIT D

[BANK OF AMERICA LOGO]


                                SUBORDINATION                         EXHIBIT E
Bank of America, N.A.           AGREEMENT
-------------------------------------------------------------------------------
THIS IS AN AGREEMENT AMONG:                            DATED: January 10, 2002
===============================================================================
NAME AND ADDRESS
OF LENDER                NAME AND ADDRESS             NAME AND ADDRESS OF
(INCLUDING COUNTY):      OF BORROWER:                 CREDITOR:
Bank of America, N.A.    USAA Mutual Fund, Inc.       USAA Capital Corporation
901 Main Street          USAA Investment Trust        9800 Fredericksburg Road
Dallas, Dallas County,   USAA Tax Exempt Fund, Inc.   San Antonio, Texas 78288
Texas 75202              USAA State Tax-Free Trust
                (LENDER) (Each on behalf of the Funds
                         listed on Schedule A to the
                         Senior Facility Agreement                   (CREDITOR)
                         defined below)
                         9800 Fredericksburg Road
                         San Antonio, Texas 78288
                             (EACH SUCH FUND A DEBTOR)
===============================================================================

1. BACKGROUND. Debtor is or may be indebted to Lender pursuant to that certain Facility Agreement Letter dated January 10, 2002, between Debtor and Lender ("Senior Facility Agreement"). Debtor also is or may be indebted to Creditor pursuant to that certain Facility Agreement Letter dated January 9, 2002, between Debtor and Creditor ("Subordinated Facility Agreement"). All debt (as hereinafter defined) of a Debtor under the Senior Facility Agreement is hereinafter referred to as "senior debt" and all debt (as hereinafter defined) of a Debtor under the Subordinated Facility Agreement is hereinafter referred to as "subordinated debt".

2. DEFINITION OF DEBT. The term "debt" as used in the terms "senior debt" and "subordinated debt" means all debts, obligations and liabilities, now or hereafter existing, direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, irrespective of the person in whose favor such debt may originally have been created and regardless of the manner in which such debt has been or may hereafter be acquired by Lender or Creditor, as the case may be, and includes all costs incurred to obtain, preserve, perfect or enforce any security interest, lien or mortgage, or to collect any debt or to maintain, preserve, collect and enforce any collateral, and interest on such amounts.

3. SUBORDINATION OF DEBT. Until senior debt has been paid in full, Debtor will not pay and Creditor will not accept any payment on subordinated debt at any time that an Event of Default (as defined in the Senior Facility Agreement) has occurred and is continuing in respect of senior debt. Anything of value received by Creditor on account of subordinated debt in violation of this agreement will be held by Creditor in trust and immediately will be turned over to Lender in the form received to be applied by Lender on senior debt.

4. REMEDIES OF CREDITOR. Until all senior debt has been paid in full, without Lender's permission, Creditor will not be a party to any action or proceeding against any person to recover subordinated debt. Upon written request of Lender, Creditor will file any claim or proof of claim or take any other action to collect subordinated debt in any bankruptcy, receivership, liquidation, reorganization or other proceeding for relief of debtors or in connection with Debtor's insolvency, or in liquidation or marshaling of Debtor's assets or liabilities, or in any probate proceeding, and if any distribution shall be made to Creditor, Creditor will hold the same in trust for Lender and immediately pay to Lender, in the form received to be applied on senior debt, all money or other assets received in any such proceedings on account of subordinated debt until senior debt shall have been paid in full. If Creditor shall fail to take any such action when requested by Lender, Lender may enforce this agreement or as attorney in fact for Creditor and Debtor may take any such action on Creditor's behalf. Creditor hereby irrevocably appoints Lender Creditor's attorney in fact to take any such action that Lender might request Creditor to take hereunder, and to sue for, compromise, collect and receive all such money and other assets and take any other action in Lender's own name or in Creditor's name that Lender shall consider advisable for enforcement and collection of subordinated debt, and to apply any amounts received on senior debt.

5. MODIFICATIONS. At any time and from time to time, without Creditor's consent or notice to Creditor and without liability to Creditor and without releasing or impairing any of Lender's rights against Creditor or any of Creditor's obligations hereunder, Lender may take additional or other security for senior debt; release, exchange, subordinated or lose any security for senior debt; release any person obligated on senior debt, modify, amend or waive compliance with any agreement relating to senior debt; grant any adjustment, indulgence or forbearance to, or compromise with, any person liable for senior debt; neglect, delay, omit, fail or refuse to take or prosecute any action for collection of any senior debt or to foreclose upon any collateral or take or prosecute any action on any agreement securing any senior debt.

6. SUBORDINATION OF LIENS. Creditor subordinates and makes inferior to any security interests, liens or mortgages now or hereafter securing senior debt all security interests, liens, or mortgages now or hereafter securing subordinated debt. Any foreclosure against any property securing senior debt shall foreclose, extinguish and discharge all security interests, liens and mortgages securing subordinated debt, and any purchaser at any such foreclosure sale shall take title to the property so sold free of all security interest, liens and mortgages securing subordinated debt.

7. STATEMENT OF SUBORDINATION; ASSIGNMENT BY CREDITOR; ADDITIONAL INSTRUMENTS. Debtor and Creditor will cause any instrument evidencing or securing subordinated debt to bear upon its face a statement that such instrument is subordinated to senior debt as set forth herein and will take all actions and execute all documents appropriate to carry out this agreement. Creditor will notify Lender not less than 10 days before any assignment of any subordinated debt.

8. ASSIGNMENT BY LENDER. Lender's rights under this agreement may be assigned in connection with any assignment or transfer of any senior debt.

9. VENUE. Debtor and Creditor agree that this agreement is performable in the county of Lender's address set out above.

10. CUMULATIVE RIGHTS; WAIVERS. This instrument is cumulative of all other rights and securities of the Lender. No waiver by Lender of any right hereunder, with respect to a particular payment, shall affect or impair its rights in any matters thereafter occurring.

11. SUCCESSORS AND ASSIGNS. This instrument is binding upon and shall inure to the benefit of the heirs, executors, administrators, successors and assigns of each of the parties hereto, but Creditor covenants that it will not assign subordinated debt, or any part thereof, without making the rights and interests of the assignee subject in all respects to the terms of this instrument.

12. TERMINATION. This agreement shall terminate upon the termination of the Senior Facility Agreement and repayment in full of the senior debt.

(LENDER)                 (EACH SUCH FUND A DEBTOR)    (CREDITOR)

Bank of America, N.A.    USAA Mutual Fund, Inc.       USAA Capital Corporation
                         USAA Investment Trust
                         USAA Tax Exempt Fund, Inc.
                         USAA State Tax-Free Trust

By /S/ JOAN D'AMICO      By /S/ CHRISTOPHER W. CLAUS  By /S/ EDWIN T. MCQUISTON
   ----------------         ------------------------     ----------------------
   Joan D'Amico, its        Christopher W. Claus,        Edwin T. McQuiston,
   Managing Director        its President                its SVP -Treasurer


                                                                      EXHIBIT E

                                  Exhibit 8(d)

[USAA EAGLE LOGO]  USAA CAPITAL CORPORATION
                   ------------------------------------------------------------


January 09, 2002


USAA Mutual Fund, Inc.,
USAA Investment Trust,
USAA Tax Exempt Fund, Inc.,
USAA State Tax-Free Trust, and
USAA Life Investment Trust, not in their individual capacities but on behalf of and for the benefit of the series of funds comprising each such Borrower as set forth on SCHEDULE A hereto
9800 Fredericksburg Road
San Antonio, Texas 78288

Attention:  Christopher W. Claus, President
            James M. Middleton, President

Gentlemen:

     This Facility Agreement Letter (this "AGREEMENT") sets forth the terms and conditions for loans (each a "LOAN" and collectively the "LOANS") which USAA Capital Corporation ("CAPCO"), agrees to make during the period commencing January 09, 2002 and ending January 08, 2003 (the "FACILITY PERIOD") to USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust and USAA Life Investment Trust, and each investment company which may become a party hereto pursuant to the terms of this Agreement (each a "BORROWER" and collectively the "BORROWERS"), each of which is executing this Agreement not in its individual capacity, but on behalf of and for the benefit of the series of funds comprising each such Borrower as set forth on SCHEDULE A hereto (as hereafter modified or amended in accordance with the terms hereof) (each a "FUND" and collectively the "Funds"), under a master revolving credit facility (the "FACILITY"). This Agreement replaces in its entirety that certain Facility Agreement Letter dated January 10, 2001, as heretofore amended or modified, between the Borrowers and CAPCO. CAPCO and the Borrowers hereby agree as follows:

     1. AMOUNT. The aggregate principal amount of the Loans to be advanced under this Facility shall not exceed, at any one time outstanding, Four Hundred Million United States Dollars (U.S. $400,000,000) (the "COMMITMENT"). The aggregate principal amount of the Loans which may be borrowed by a Borrower for the benefit of a particular Fund under the Facility and the Other Facility (hereinafter defined) shall not exceed the percentage (the "BORROWING LIMIT") of the total assets of such Fund as set forth on SCHEDULE A hereto.


9800 Fredericksburg Road, F3E, San Antonio, Texas 78288

     2. PURPOSE AND LIMITATIONS ON BORROWINGS. Each Borrower will use the proceeds of each Loan made to it solely for temporary or emergency purposes of the Fund for whose benefit it is borrowing in accordance with such Fund's Borrowing Limit and prospectus in effect at the time of such Loan. Portfolio securities may not be purchased by a Fund while there is a Loan outstanding under the Facility and/or a loan outstanding under the Other Facility for the benefit of such Fund, if the aggregate amount of such Loan and such other loan exceeds 5% of the total assets of such Fund. The Borrowers will not, and will not permit any Fund to, directly or indirectly, use any proceeds of any Loan for any purpose which would violate any provision of any applicable statute, regulation, order or restriction

     3. BORROWING RATE AND MATURITY OF LOANS. CAPCO shall make Loans to a Borrower and the principal amount of each Loan outstanding from time to time shall bear interest from the date each such Loan is made to, but excluding the date of payment in full thereof, at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets. Interest on the Loans shall be calculated on the basis of a year of 360 days and the actual days elapsed but shall not exceed the highest lawful rate. Each loan will be for an established number of days agreed upon by the applicable Borrower and CAPCO on or before the date of such Loan. Notwithstanding the above, all Loans to a Borrower shall be made available at a rate per annum equal to the rate at which CAPCO would make loans to affiliates and subsidiaries. Further, as to the investment companies except USAA Life Investment Trust, if the CAPCO rate exceeds the rate at which a Borrower could obtain funds pursuant to the Bank of America, N.A.
("Bank of America") 364-day committed $100,000,000 Master Revolving Credit Facility, the Borrower will in the absence of predominating circumstances, borrow from Bank of America. Any past due principal and/or accrued interest shall bear interest at a rate per annum equal to the aggregate of the "FEDERAL FUNDS RATE" plus 1.5 percent ( 150 basis points) but not to exceed the highest lawful rate, from the date of any such payment was due, but excluding the date of payment in full thereof, and shall be payable on demand.

     4. ADVANCES, PAYMENTS, PREPAYMENTS AND READVANCES. Upon each Borrower's request, and subject to the terms and conditions contained herein, CAPCO shall make Loans to each Borrower on behalf of and for the benefit of its respective Fund(s) during the Facility Period, and each Borrower may borrow, repay and reborrow Loans hereunder. The Loans shall be evidenced by a duly executed and delivered Master Grid Promissory Note in the form of EXHIBIT A. Each Loan shall be in an aggregate amount not less than One Hundred Thousand United States Dollars (U.S. $100,000) and increments of One Thousand United States Dollars (U.S. $1,000) in excess thereof. Payment of principal and interest due with respect to each Loan shall be payable at the maturity of such Loan and shall be made in funds immediately available to CAPCO prior to 2:00 p.m. San Antonio time on the day such payment is due, or as CAPCO shall otherwise direct from time to time and, subject to the terms and conditions hereof, may be repaid with the proceeds of a new borrowing hereunder. Notwithstanding any provision of this Agreement to the contrary, all Loans, accrued but unpaid interest and other amounts payable hereunder shall be due and payable upon termination of the Facility (whether by acceleration or otherwise).

     5. FACILITY FEE. Beginning with the date of this Agreement and until such time as all Loans have been irrevocably repaid to CAPCO in full, and CAPCO is no longer obligated to make Loans, each Fund (to be allocated among the Funds as the Borrowers deem appropriate) severally shall pay to CAPCO its allocated share of a facility fee (the "FACILITY FEE"). The Facility Fee will be the Borrowers' assessed proportionate share of CAPCO's operating expenses related
to  obtaining/maintaining   CAPCO's  funding  programs.  The  expense  will  be
allocated by CAPCO to the Borrower's and to the other CAPCO borrowers (CAPCO affiliates and subsidiaries) based on the Borrowers' Commitment (as it may be reduced pursuant to Section 6) as a percentage of the total amount of borrowing authorized for all CAPCO borrowers. In no event will the Facility Fee exceed ..08 of one percent (8 basis points) of the amount of the commitment, nor will it exceed the fee charged any other CAPCO affiliates and subsidiaries under similar loan arrangements. The Facility Fee shall be payable quarterly in arrears beginning March 31, 2002, and upon termination of the Facility (whether by acceleration or otherwise).

     6. OPTIONAL TERMINATION OR REDUCTION OF COMMITMENT. The Borrowers on behalf of the applicable Funds shall have the right upon at least three (3) business days prior written notice to CAPCO, to terminate or reduce the unused portion of the Commitment. Any such reduction of the Commitment shall be in the amount of Five Million United States Dollars (U.S. $5,000,000) or any larger integral multiple of One Million United States Dollars (U.S. $1,000,000) (except that any reduction may be in the aggregate amount of the unused Commitment). Accrued fees with respect to the terminated Commitment shall be payable to CAPCO on the effective date of such termination.

     7. MANDATORY TERMINATION COMMITMENT. The Commitment shall automatically terminate on the last day of the Facility Period and any Loans then outstanding (together with accrued interest thereon and any other amounts owing hereunder) shall be due and payable on such date.

     8. COMMITTED FACILITY. CAPCO acknowledges that the Facility is a committed facility and that CAPCO shall be obligated to make any Loan requested during the Facility Period under this Agreement, subject to the terms and conditions hereof; provided, however, that CAPCO shall not be obligated to make any Loan if this Facility has been terminated by the Borrowers, or to a Borrower on behalf of a proposed borrowing Fund, if at the time of a request for a Loan by a Borrower (on behalf of such applicable borrowing Fund) there exists any Event of Default or condition which, with the passage of time or giving of notice, or both, would constitute or become an Event of Default with respect to such Fund.

     9. LOAN REQUESTS. Each request for a Loan (each a "BORROWING NOTICE") shall be in writing by the applicable Borrower, except that such Borrower may make an oral request (each an "ORAL REQUEST") provided that each Oral Request shall be followed by a written Borrowing Notice within one business day. Each Borrowing Notice shall specify the following terms ("TERMS") of the requested
Loan: (i) the date on which such Loan is to be disbursed, (ii) the principal amount of such Loan, (iii) the Borrower which is borrowing such Loan (iv) the Fund(s) for whose benefit the Loan is being borrowed and the amount of the Loan which is for the benefit of each such Fund, (v) whether such Loan shall bear interest based on the Federal Funds Rate or the London Interbank Offered Rate, and (vi) the requested maturity date of the Loan. Each Borrowing Notice shall also set forth the total assets of each Fund for whose benefit a portion of the Loan is being borrowed as of the close of business on the day immediately preceding the date of such Borrowing Notice. Borrowing notices shall be delivered to CAPCO by 9:00 a.m. San Antonio time on the day the Loan is requested to be made if such Loan is to bear interest based on the Federal Funds Rate or by 10:00 a.m. San Antonio time on the second business day before the Loan is requested to be made if such Loan is to bear interest based on the London Interbank Offered Rate.

Each Borrowing Notice shall constitute a representation to CAPCO by the applicable Borrower on behalf of the proposed borrowing Fund(s) of such Borrower that all of the representations and warranties made by such Borrower on behalf of the applicable borrowing Fund(s) of such Borrower in SECTION 12 hereof are true and correct as of such date and that no Event of Default or other condition which with the passage of time or giving of notice, or both, would result in an Event of Default, has occurred or is occurring with respect to such borrowing Fund(s).

     10. CONFIRMATIONS; CREDITING OF FUNDS; RELIANCE BY CAPCO. Upon receipt by CAPCO of a Borrowing Notice:

          (a) CAPCO shall send the applicable Borrower written confirmation of the Terms of such Loan via facsimile or telecopy, as soon as reasonably practicable; provided, however, that the failure to do so shall not affect the obligation of such Borrower;

          (b) CAPCO shall make such Loan in accordance with the Terms by transfer of the Loan amount in immediately available funds, to the account of the applicable Borrower as specified in EXHIBIT B to this Agreement or as such Borrower shall otherwise specify to CAPCO in a writing signed by an Authorized Individual (as defined in SECTION 11) of such Borrower and sent to CAPCO via facsimile or telecopy; and

          (c) CAPCO shall make appropriate entries on the Note or the records of CAPCO to reflect the Terms of the Loan; provided, however, that the failure to do so shall not affect the obligation of any borrowing Fund.

CAPCO shall be entitled to rely upon and act hereunder pursuant to any Oral Request which it reasonably believes to have been made by the applicable Borrower through an Authorized Individual. If any Borrower believes that the confirmation relating to any Loan contains any error or discrepancy from the applicable Oral Request, such Borrower will promptly notify CAPCO thereof.

     11. BORROWING RESOLUTIONS AND OFFICERS' CERTIFICATES. Prior to the making of any Loan pursuant to this Agreement, the Borrowers shall have delivered to CAPCO (a) the duly executed Note, (b) Resolutions of each Borrower's Trustees or Board of Directors authorizing each Borrower to execute, deliver and perform this Agreement and the Note on behalf of the applicable Funds, (c) an Officer's Certificate in substantially the form set forth in EXHIBIT D to this Agreement, authorizing certain individuals ("AUTHORIZED INDIVIDUALS"), to take on behalf of each Borrower (on behalf of the applicable Funds) actions contemplated by this Agreement and the Note, and (d) the opinion of counsel to USAA Investment Management Company, manager and advisor to the Borrowers, with respect to such matters as CAPCO may reasonably request.

     12. REPRESENTATIONS AND WARRANTIES. In order to induce CAPCO to enter into this Agreement and to make the Loans provided for hereunder, each Borrower hereby severally makes on behalf of, each of its respective series of Funds comprising such Borrower, the following representations and warranties, which shall survive the execution and delivery hereof and of the Note:

          (a) ORGANIZATION, STANDING, ETC. Such Borrower is a corporation or trust duly organized, validly existing, and in good standing under applicable state laws and has all requisite corporate or trust power and authority to carry on its respective businesses as now conducted and proposed to be conducted, to enter into this Agreement and all other documents to be executed by it in connection with the transactions contemplated hereby, to issue and borrow under the Note and to carry out the terms hereof and thereof;

          (b) FINANCIAL INFORMATION; DISCLOSURE, ETC. Such Borrower has furnished CAPCO with certain financial statements of such Borrower with respect to itself and the applicable Fund(s), all of which such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and fairly present the financial position and results of operations of such Borrower and the applicable Funds on the dates and for the periods indicated. Neither this Agreement nor any financial statements, reports or other documents or certificates furnished to CAPCO by such Borrower on behalf of the applicable Fund(s) in connection with the transactions contemplated hereby contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained herein or therein in light of the circumstances when made not misleading;

          (c) AUTHORIZATION; COMPLIANCE WITH OTHER INSTRUMENTS. The execution, delivery and performance of this Agreement and the Note, and borrowings hereunder, have been duly authorized by all necessary corporate or trust action of such Borrower and will not result in any violation of or be in conflict with or constitute a default under any term of the charter, by-laws or trust agreement, as applicable of such Borrower, or of any borrowing restrictions or prospectus or statement of additional information of such Borrower or the applicable Fund(s), or of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Borrower on behalf of the applicable Fund(s), or result in the creation of any mortgage, lien, charge or encumbrance upon any of the properties or assets of the applicable Fund(s) pursuant to any such term. Such Borrower is not in violation of any term of its respective charter, by-laws or trust agreement, as applicable and such Borrower and the applicable Fund(s) are not in violation of any material term of any agreement or instrument to which they are a party, or to the best of such Borrower's knowledge, of any judgment, decree, order, statute, rule or governmental regulation applicable to them;

          (d) SEC COMPLIANCE. Such Borrower and the applicable Fund(s) are in compliance in all material respects with all federal and state securities or similar laws and regulations, including all material rules, regulations and administrative orders of the Securities and Exchange Commission (the "SEC") and applicable Blue Sky authorities. Such Borrower and the applicable Fund(s) are in compliance in all material respects with all of the provisions of the Investment Company Act of 1940, and such Borrower has filed all reports with the SEC that are required of it or the applicable Fund(s);

          (e) LITIGATION. There is no action, suit or proceeding pending or, to the best of each Borrower's knowledge, threatened against such Borrower or the applicable Fund(s) in any court or before any arbitrator or governmental body which seeks to restrain any of the transactions contemplated by this Agreement or which could reasonably be expected to have a material adverse effect on the assets or business operations of such Borrower or the applicable Fund(s) or the ability of such applicable Fund(s) to pay and perform their respective obligations hereunder and under the Notes; and

          (f) FUNDS' OBLIGATION FOR REPAYMENT. The assets of each Fund for whose benefit Loans are borrowed by the applicable Borrower are subject to and liable for such Loans. CAPCO may only seek repayment from the assets of the Fund of a Borrower that obtained a Loan, and may not seek repayment of that Loan from the assets of any other Fund of that Borrower.

     13. AFFIRMATIVE COVENANTS OF THE BORROWERS. Until such time as all amounts of principal, interest and other sums due to CAPCO by a Borrower pursuant to any Loan made to such Borrower for the benefit of the applicable Fund(s) is irrevocably paid in full, and until CAPCO is no longer obligated to make Loans to such Borrower for the benefit of the applicable Fund(s), such Borrower (on behalf of its respective Fund(s)) severally agrees:

          (a) To deliver to CAPCO as soon as possible and in any event within ninety (90) days after the end of each fiscal year of such Borrower and the applicable Fund(s), Statements of Assets and Liabilities, Statements of Operations and Statements of Changes in Net Assets of each applicable Fund for such fiscal year, as set forth in each applicable Fund's Annual Report to shareholders together with a calculation of the maximum amount which each applicable Fund could borrow under its Borrowing Limit as of the end of such fiscal year;

          (b) To deliver to CAPCO as soon as available and in any event within seventy-five (75) days after the end of each semiannual period of such Borrower and the applicable Fund(s), Statements of Assets and Liabilities, Statement of Operations and Statements of Changes in Net Assets of each applicable Fund as of the end of such semiannual period, as set forth in each applicable Fund's Semiannual Report to shareholders, together with a calculation of the maximum amount which each applicable Fund could borrow under its Borrowing Limit at the end of such semiannual period;

          (c) To deliver to CAPCO prompt notice of the occurrence of any event or condition which constitutes, or is likely to result in, a change in such Borrower or any applicable Fund which could reasonably be expected to materially adversely affect the ability of any applicable Fund to promptly repay outstanding Loans made for its benefit or the ability of such Borrower or the applicable Fund(s) to perform their respective obligations under this Agreement or the Note;

          (d) To do, or cause to be done, all things necessary to preserve and keep in full force and effect the corporate or trust existence of such Borrower and all permits, rights and privileges necessary for the conduct of its businesses and to comply in all material respects with all applicable laws, regulations and orders, including without limitation, all rules and regulations promulgated by the SEC;

          (e) To promptly notify CAPCO of any litigation, threatened legal proceeding or investigation by a governmental authority which could reasonably be expected to materially affect the ability of any applicable Fund to promptly repay the outstanding Loans made for its benefit hereunder or the ability of such Borrower or the applicable Fund(s) to otherwise perform their respective obligations hereunder;

          (f) In the event a Loan for the benefit of a particular Fund is not repaid in full within 10 days after the date it is borrowed, and until such Loan is repaid in full, to deliver to CAPCO, within two business days after each Friday occurring after such 10th day, a statement setting forth the total assets of such Fund as of the close of business on each such Friday; and

          (g) Upon the request of CAPCO which may be made by CAPCO from time to time in the event CAPCO in good faith believes that there has been a material adverse change in the capital markets generally, to deliver to CAPCO, within two business days after any such request, a statement setting forth the total assets of each Fund for whose benefit a Loan is outstanding on the date of such request.

     14. NEGATIVE COVENANTS OF THE BORROWERS. Until such time as all amounts of principal, interest and other sums due to CAPCO by a Borrower pursuant to any Loan made to such Borrower for the benefit of the applicable Fund(s) is irrevocably paid in full, and until CAPCO is no longer obligated to make Loans to such Borrower for the benefit of the applicable Fund, such Borrower (on behalf of its respective Fund(s)) severally agrees:

          (a) Not to incur any indebtedness for borrowed money (other than pursuant to a $100,000,000 committed master revolving credit facility with Bank of America (the "OTHER

FACILITY") and overdrafts incurred at the custodian of the Funds from time to time in the ordinary course of business) except the Loans, without the prior written consent of CAPCO, which consent will not be unreasonably withheld; and

          (b) Not to dissolve or terminate its existence, or merge or consolidate with any other person or entity, or sell all or substantially all of its assets in a single transaction or series of related transactions (other than assets consisting of margin stock), each without the prior written consent of CAPCO, which consent will not be unreasonably withheld; provided that a Borrower or Fund may without such consent merge, consolidate with, or purchase substantially all of the assets of, or sell substantially all of its assets to, an affiliated investment company or series thereof, as provided for in Rule 17a-8 of the Investment Company Act of 1940.

     15. EVENTS OF DEFAULT. If any of the following events (each an "EVENT OF DEFAULT") shall occur (it being understood that an Event of Default with respect to one Fund shall not constitute an Event of Default with respect to any other Fund):

          (a) A Fund shall default in the payment of principal or interest on any Loan or any other fee due hereunder for a period of five (5) days after the same becomes due and payable, whether at maturity or, with respect to any Facility Fee, at a date fixed for the payment thereof;

          (b) A Fund shall default in the performance of or compliance with any term contained in SECTION 13 hereof and such default shall not have been remedied within thirty (30) days after written notice thereof shall have been given to the applicable Borrower on behalf of such Fund by CAPCO;

          (c) A Fund shall default in the performance of or compliance with any term contained in SECTION 14 hereof;

          (d) A Fund shall default in the performance or compliance with any other term contained herein and such default shall not have been remedied within thirty (30) days after written notice thereof shall have been given to the applicable Borrower on behalf of such Fund by CAPCO;

          (e) Any representation or warranty made by or on behalf of a Fund herein or pursuant hereto shall prove to have been false or incorrect in any material respect when made;

          (f) USAA Investment Management Company or any successor manager or investment adviser, provided that such successor is a wholly-owned subsidiary of CAPCO, shall cease to be the manager and investment advisor of a Fund; or

          (g) An event of default shall occur and be continuing under any other facility with respect to a Fund;

then, in any event, and at any time thereafter, if any Event of Default shall be continuing, CAPCO may by written notice to the applicable Borrower (i) terminate its commitment to make Loans hereunder to such Borrower with respect to such Fund, whereupon said commitment shall forthwith terminate without any other notice of any kind and (ii) declare the principal and interest in respect of any outstanding Loans with respect to such Fund, and all other amounts due hereunder with respect to such Fund, to be immediately due and payable whereupon the principal and interest in respect thereof and all other amounts due hereunder shall become forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrowers on behalf of the applicable Funds.

     16. NEW BORROWERS; NEW FUNDS. So long as no Event of Default or condition which, with the passage of time or the giving of notice, or both, would constitute or become an Event of Default has occurred and is continuing, and with the prior consent of CAPCO, which consent will not be unreasonably withheld:

          (a) Any investment company that becomes part of the same "group of investment companies" (as that term is defined in Rule 11a-3 under the Investment Company Act of 1940) as the original Borrowers to this Agreement, may, by submitting an amended SCHEDULE A and EXHIBIT B to this Agreement to CAPCO (which amended SCHEDULE A and EXHIBIT B shall replace SCHEDULE A and EXHIBIT B which are then a part of this Agreement) and such other documents as CAPCO may reasonably request, become a party to this Agreement and may become a "BORROWER" hereunder; and

          (b) A Borrower may, by submitting an amended SCHEDULE A and EXHIBIT B to this Agreement to CAPCO (which amended SCHEDULE A and EXHIBIT B shall replace SCHEDULE A and EXHIBIT B which are then a part of this Agreement), add additional Funds for whose benefit such Borrower may borrow Loans. No such amendment of SCHEDULE A to this Agreement shall amend the Borrowing Limit applicable to any Fund without the prior consent of CAPCO.

     17. LIMITED RECOURSE. CAPCO agrees (i) that any claim, liability, or obligation arising hereunder or under the Note whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Fund for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Fund's benefit, together with accrued and unpaid interest due and owing thereon, and such Fund's share of any other amount due hereunder and under the Note (as determined in accordance with the provisions hereof) and (ii) that no assets of any Fund shall be used to satisfy any claim, liability, or obligation arising hereunder or under the Note with respect to the outstanding principal amount of any Loan borrowed for the benefit of any other Fund or any accrued and unpaid interest due and owing thereon or such other Fund's share of any other amount due hereunder and under the Note (as determined in accordance with the provisions hereof).

     18. REMEDIES ON DEFAULT. In case any one or more Events of Default shall occur and be continuing, CAPCO may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceedings, against the applicable Borrower on behalf of the applicable defaulting Fund(s), as the case may be. In the case of a default in the payment of any principal or interest on any Loan or in the payment of any fee due hereunder, the relevant Fund(s) (to be allocated among such Funds as the Borrowers deem appropriate) severally shall pay to CAPCO such further amount as shall be sufficient to cover the cost and expense of collection, including, without limitation, reasonable attorney's fees and expenses from the relevant Fund.

     19. NO WAIVER OF REMEDIES. No course of dealing or failure or delay on the part of CAPCO in exercising any right or remedy hereunder or under the Note shall constitute a waiver of any right or remedy hereunder or under the Note, nor shall any partial exercise of any right or remedy hereunder or under the Note preclude any further exercise thereof or the exercise of any other right or remedy hereunder or under the Note. Such rights and remedies expressly provided are cumulative and not exclusive of any rights or remedies which CAPCO would otherwise have.

     20. EXPENSES. Each of the Funds severally shall pay on demand all reasonable out-of-pocket costs and expenses (including reasonable attorney's fees and expenses) incurred by CAPCO in connection with the collection and any other enforcement proceedings of or regarding this Agreement, any Loan or the Note against such Fund.

     21. BENEFIT OF AGREEMENT. This Agreement and the Note shall be binding upon and inure for the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that no party to this Agreement or the Note may assign any of its rights hereunder or thereunder without the prior written consent of the other parties.

     22. NOTICES. All notices hereunder and all written, facsimiled or telecopied confirmations of Oral Requests made hereunder shall be sent to the Borrowers as indicated on EXHIBIT B and to CAPCO as indicated on EXHIBIT C. Written communications shall be deemed to have been duly given and made as follows: If sent by mail, seventy-two (72) hours after deposit in the mail with first-class postage prepaid, addressed as provided in EXHIBIT B (the Borrowers) and EXHIBIT C (CAPCO); and in the case of facsimile or telecopy, when the facsimile or telecopy is received if on a business day or otherwise on the next business day.

     23. MODIFICATIONS. No provision of this Agreement or the Note may be waived, modified or discharged except by mutual written agreement of all parties. THIS WRITTEN LOAN AGREEMENT AND THE NOTE REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

     24. GOVERNING LAW AND JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the state of Texas without regard to the choice of law provisions thereof. Chapter 346 of the Texas Finance Code shall not apply to this Agreement or the Loans made hereunder.

     25. TRUST DISCLAIMER. Neither the shareholders, trustees, officers, employees and other agents of any Borrower or Fund shall be personally bound by or liable for any indebtedness, liability or obligation hereunder or under the Note nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

     If this letter correctly reflects your agreement with us, please execute both copies hereof and return one to us, whereupon this Agreement shall be binding upon the Borrowers, not in their individual capacity, but on behalf of their respective Funds listed on SCHEDULE A hereto, and CAPCO.

Sincerely,

USAA CAPITAL CORPORATION


By:      /S/ EDWIN T. MCQUISTON
         ------------------------
         Edwin T. McQuiston
         Senior Vice President-Treasurer


AGREED AND ACCEPTED this 09th day of January, 2002.


USAA MUTUAL FUND, INC.,
on behalf of and for the benefit
of its series of Funds as set forth
on SCHEDULE A to this Agreement


By:      /S/ CHRISTOPHER W. CLAUS
         --------------------------
         Christopher W. Claus
         President

USAA INVESTMENT TRUST,
on behalf of and for the benefit
of its series of Funds as set forth
on SCHEDULE A to this Agreement



By:      /S/ CHRISTOPHER W. CLAUS
         --------------------------
         Christopher W. Claus
         President


USAA TAX EXEMPT FUND, INC.,
on behalf of and for the benefit
of its series of Funds as set forth
on SCHEDULE A to this Agreement



By:      /S/ CHRISTOPHER W. CLAUS
         --------------------------
         Christopher W. Claus
         President



USAA STATE TAX-FREE TRUST,
on behalf of and for the benefit
of its series of Funds as set forth
on SCHEDULE A to this Agreement



By:      /S/ CHRISTOPHER W. CLAUS
         --------------------------
         Christopher W. Claus
         President


USAA LIFE INVESTMENT TRUST,
on behalf of and for the benefit
of its series of Funds as set forth
on SCHEDULE A to this Agreement


By:      /S/ JAMES M. MIDDLETON
         --------------------------
         James M. Middleton
         President

..802443

                                   SCHEDULE A

                  FUNDS FOR WHOSE BENEFIT LOANS CAN BE BORROWED
                  UNDER FACILITY AGREEMENT AND BORROWING LIMIT

Borrower                          Funds            Maximum Percent of the Total
                                                   Assets Which Can Be Borrowed
                                                   Under Facility Agreement With
                                                   CAPCO

USAA Mutual Fund, Inc.     USAA Aggressive Growth            5% of Total Assets
                           USAA Growth & Income                    "
                           USAA Income Stock                       "
                           USAA Short-Term Bond                    "
                           USAA Money Market                       "
                           USAA Growth                             "
                           USAA Income                             "
                           USAA S&P 500 Index                      "
                           USAA Science & Technology               "
                           USAA First Start Growth                 "
                           USAA High Yield Opportunities           "
                           USAA Intermediate-Term Bond             "
                           USAA Small Cap Stock                    "
                           USAA Extended Market Index              "
                           USAA Nasdaq-100 Index                   "
                           USAA Global Titans Index                "
                           USAA Capital Growth                     "
                           USAA Value                              "

USAA Investment Trust      USAA Cornerstone Strategy               "
                           USAA Gold                               "
                           USAA International                      "
                           USAA World Growth                       "
                           USAA GNMA Trust                         "
                           USAA Treasury Money Market Trust        "
                           USAA Emerging Markets                   "
                           USAA Growth and Tax Strategy            "
                           USAA Balanced Strategy                  "
                           USAA Growth Strategy                    "
                           USAA Income Strategy                    "

USAA Tax Exempt Fund, Inc. USAA Long-Term                          "
                           USAA Intermediate-Term                  "
                           USAA Short-Term                         "
                           USAA Tax Exempt Money Market            "
                           USAA California Bond                    "
                           USAA California Money Market            "

                           USAA New York Bond                      "
                           USAA New York Money Market              "
                           USAA Virginia Bond                      "
                           USAA Virginia Money Market              "

USAA State Tax-Free Trust  USAA Florida Tax-Free Income            "
                           USAA Florida Tax-Free Money Market      "

USAA Life Investment Trust USAA Life Income Fund                   "
                           USAA Life Growth and Income Fund        "
                           USAA Life World Growth Fund             "
                           USAA Life Diversified Assets Fund       "
                           USAA Life Aggressive Growth Fund        "

                                   EXHIBIT A

                           MASTER GRID PROMISSORY NOTE


U.S. $400,000,000                                       Dated: January 09, 2002


     FOR VALUE RECEIVED, each of the undersigned (each a "BORROWER" and collectively the "BORROWERS"), severally and not jointly and not in their individual capacities, but on behalf of and for the benefit of the series of funds comprising each such Borrower as listed on SCHEDULE A to the Agreement as defined below (each a "FUND" and collectively the "FUNDS") promises to pay to the order of USAA Capital Corporation ("CAPCO") at CAPCO's office located at 9800 Fredericksburg Road, San Antonio, Texas 78288, in lawful money of the United States of America, in immediately available funds, the principal amount of all Loans made by CAPCO to such Borrower for the benefit of the applicable Funds under the Facility Agreement Letter dated January 09, 2002 (as amended or modified, the "AGREEMENT"), among the Borrowers and CAPCO, together with interest thereon at the rate or rates set forth in the Agreement. All payments of interest and principal outstanding shall be made in accordance with the terms of the Agreement.

     This Note evidences Loans made pursuant to, and is entitled to the benefits of, the Agreement. Terms not defined in this Note shall be as set forth in the Agreement.

     CAPCO is authorized to endorse the particulars of each Loan evidenced hereby on the attached Schedule and to attach additional Schedules as necessary, provided that the failure of CAPCO to do so or to do so accurately shall not affect the obligations of any Borrower (or the Fund for whose benefit it is borrowing) hereunder.

     Each Borrower waives all claims to presentment, demand, protest, and notice of dishonor. Each Borrower agrees to pay all reasonable costs of collection, including reasonable attorney's fees in connection with the enforcement of this Note.

     CAPCO hereby agrees (i) that any claim, liability, or obligation arising hereunder or under the Agreement whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Fund for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Fund's benefit, together with accrued and unpaid interest due and owing thereon, and such Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement) and (ii) that no assets of any Fund shall be used to satisfy any claim, liability, or obligation arising hereunder or under the Agreement with respect to the outstanding principal amount of any Loan borrowed for the benefit of any other Fund or any accrued and unpaid interest due and owing thereon or such other Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement).

     Neither the shareholders, trustees, officers, employees and other agents of any Borrower or Fund shall be personally bound by or liable for any indebtedness, liability or obligation hereunder or under the Note nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

     Loans under the Agreement and this Note (except to USAA Life Investment Trust) are subordinated to loans made under the $100,000,000 364-day committed Mater Revolving Credit Facility Agreement between the Borrowers and Bank of America, N.A. (Bank of America), dated January 11, 2001, in the manner and to the extent set forth in the Agreement among the Borrowers, CAPCO and Bank of America, dated January 11, 2001.

     This Note shall be governed by the laws of the state of Texas.

Signature to the Master Grid Promissory Note dated January 09, 2002, by USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust and USAA Life Investment Trust (not in their individual capacities, but on behalf of and for the benefit of the series of funds set forth on SCHEDULE A TO THE AGREEMENT) payable to CAPCO.

                                         USAA MUTUAL FUND, INC.,
                                         on behalf of and for the benefit
                                         of its series of Funds as set forth
                                         on SCHEDULE A to the Agreement


                                         By:  /S/ CHRISTOPHER W. CLAUS
                                              --------------------------
                                              Christopher W. Claus
                                              President


                                         USAA INVESTMENT TRUST,
                                         on behalf of and for the benefit
                                         of its series of Funds as set forth
                                         on SCHEDULE A to the Agreement


                                         By:  /S/ CHRISTOPHER W. CLAUS
                                              --------------------------
                                              Christopher W. Claus
                                              President


                                                                      Exhibit A

                                         USAA TAX EXEMPT FUND, INC.,
                                         on behalf of and for the benefit
                                         of its series of Funds as set forth
                                         on SCHEDULE A to the Agreement


                                         By:  /S/ CHRISTOPHER W. CLAUS
                                              --------------------------
                                              Christopher W. Claus
                                              President


                                         USAA STATE TAX-FREE TRUST,
                                         on behalf of and for the benefit
                                         of its series of Funds as set forth
                                         on SCHEDULE A to the Agreement


                                         By:  /S/ CHRISTOPHER W. CLAUS
                                              --------------------------
                                              Christopher W. Claus
                                              President


                                         USAA LIFE INVESTMENT TRUST,
                                         on behalf of and for the benefit
                                         of its series of Funds as set forth
                                         on SCHEDULE A to the Agreement


                                         By:  /S/ JAMES M. MIDDLETON
                                              -----------------------
                                              James M. Middleton
                                              President

..802443

                                                                      Exhibit A

                         LOANS AND PAYMENT OF PRINCIPAL

This schedule (grid) is attached to and made a part of the Promissory Note dated January 09, 2002 , executed severally and not jointly by USAA MUTUAL FUND, INC., USAA INVESTMENT TRUST, USAA TAX EXEMPT FUND, INC., USAA STATE TAX-FREE TRUST and USAA LIFE INVESTMENT TRUST, not in their individual capacity, but on behalf of and for the benefit of the series of funds comprising each such Borrower payable to the order of USAA CAPITAL CORPORATION.


[GRID]
Date of Loan

Borrower
and Fund

Amount of
Loan

Type of Rate and
Interest Rate on
Date of Borrowing

Amount of
Principal Repaid

Date of
Repayment

Other
Expenses

Notation made
by

                                    EXHIBIT B


                           BORROWER INFORMATION SHEET


BORROWERS:        USAA MUTUAL FUND, INC., USAA INVESTMENT TRUST, USAA
                  TAX EXEMPT FUND, INC. and USAA STATE TAX-FREE TRUST


        ADDRESS FOR NOTICES AND OTHER COMMUNICATIONS TO THE BORROWERS:

                           9800 Fredericksburg Road
                           San Antonio, Texas 78288 (for Federal Express, 78240)

                           Attention:  Kenneth E. Willmann
                                       Senior Vice President,
                                       Fixed Income Investments (USAA)
                           Telephone:  (210) 498- 7581
                           Cellphone:  (210) 913-7581
                           Telecopy:   (210) 498-4174
                           e-mail:     ken.willmann@usaa.com

                                       David G. Peebles
                                       Senior Vice President,
                                       Equity Investments (USAA)
                           Telephone:  (210) 498-7340
                           Cellphone:  (210) 913- 7340
                           Telecopy:   (210) 498-2954
                           e-mail:     david.peebles@usaa.com


       ADDRESS FOR BORROWING AND PAYMENTS:

                           9800 Fredericksburg Road
                           San Antonio, Texas 78288 (for Federal Express, 78240)

                           Attention:  Roberto Galindo, Jr.
                                       Assistant Vice President,
                                       Mutual Fund Accounting and Administration
                                       (USAA)
                           Telephone:  (210) 498-7261
                           Telecopy:   (210) 498-0382 or 498-7819
                           Telex:      767424
                           e-mail:     bob.galindo@usaa.com

BORROWER:         USAA LIFE INVESTMENT TRUST


       ADDRESS FOR NOTICES AND OTHER COMMUICATIONS TO THE BORROWER:

                           9800 Fredericksburg Road
                           San Antonio, Texas 78288 (for Federal Express, 78240)

                           Attention:  Larkin W. Fields
                                       Senior Vice President
                                       USAA Life Insurance Company
                           Telephone:  (210) 498-6736
                           Telecopy:   (210) 498-4624
                           e-mail:     larkin.fields@usaa.com

       ADDRESS FOR BORROWING AND PAYMENTS:

                           9800 Fredericksburg Road
                           San Antonio, Texas 78288 (for Federal Express, 78240)

                           Attention:  Primary - Larkin W. Fields
                                       Senior Vice President
                                       USAA Life Insurance Company
                           Telephone:  (210) 498-6736
                           Telecopy:   (210) 498-4624
                           e-mail:     larkin.fields@usaa.com

                           Copies to:  Roberto Galindo, Jr.
                                       Assistant Vice President
                                       Mutual Fund Accounting and Administration
                           Telephone:  (210) 498-7261
                           Telecopy:   (210) 498-0382 or 498-7819
                           Telex:      767424
                           e-mail:     bob.galindo@usaa.com

INSTRUCTIONS FOR PAYMENTS TO BORROWER:

WE PAY VIA:      X    FED FUNDS              CHIPS
            ----------            ----------

                                                                      Exhibit B

TO: (PLEASE PLACE BANK NAME, CORRESPONDENT NAME (IF APPLICABLE), CHIPS AND/OR FED FUNDS ACCOUNT NUMBER BELOW)

USAA MUTUAL FUND, INC.

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA AGGRESSIVE GROWTH FUND                          ACCT.# 6938-502-9

USAA GROWTH & INCOME FUND                            ACCT.# 6938-519-3

USAA INCOME STOCK FUND                               ACCT.# 6938-495-6

USAA SHORT-TERM BOND FUND                            ACCT.# 6938-517-7

USAA MONEY MARKET FUND                               ACCT.# 6938-498-0

USAA GROWTH FUND                                     ACCT.# 6938-490-7

USAA INCOME FUND                                     ACCT.# 6938-494-9

USAA SCIENCE & TECHNOLOGY FUND                       ACCT.#6938-515-1

USAA FIRST START GROWTH FUND                         ACCT.#6938-468-3

USAA HIGH YIELD OPPORTUNITIES FUND                   ACCT.#6938-576-3

USAA INTERMEDIATE-TERM BOND FUND                     ACCT.#6938-577-1

USAA SMALL CAP STOCK FUND                            ACCT.#6938-578-9

USAA NASDAQ-100 INDEX FUND                           ACCT.#6938-794-2

USAA GLOBAL TITANS INDEX FUND                        ACCT.#6938-795-9

USAA CAPITAL GROWTH FUND                             ACCT.#6938-796-7

USAA VALUE FUND                                      ACCT.#6938-799-1

BANKERS TRUST COMPANY, NEW YORK, NEW YORK
ABA #021001033

USAA S&P 500 INDEX FUND                              ACCT.#096699

THE CHASE MANHATTAN BANK, NEW YORK, NEW YORK

ABA #021000021

USAA EXTENDED MARKET INDEX FUND                      ACCT.#P83544


USAA INVESTMENT TRUST

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA CORNERSTONE STRATEGY FUND                       ACCT.# 6938-487-3

USAA GOLD FUND                                       ACCT.# 6938-488-1

USAA INTERNATIONAL FUND                              ACCT.# 6938-497-2

USAA WORLD GROWTH FUND                               ACCT.# 6938-504-5

USAA GNMA TRUST                                      ACCT.# 6938-486-5

USAA TREASURY MONEY MARKET TRUST                     ACCT.# 6938-493-1

USAA EMERGING MARKETS FUND                           ACCT.# 6938-501-1

USAA GROWTH AND TAX STRATEGY FUND                    ACCT.# 6938-509-4

USAA BALANCED STRATEGY FUND                          ACCT.# 6938-507-8

USAA GROWTH STRATEGY FUND                            ACCT.# 6938-510-2

USAA INCOME STRATEGY FUND                            ACCT.# 6938-508-6


USAA TAX EXEMPT FUND, INC.

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA LONG-TERM FUND                                  ACCT.# 6938-492-3

USAA INTERMEDIATE-TERM FUND                          ACCT.# 6938-496-4

USAA SHORT-TERM FUND                                 ACCT.# 6938-500-3

USAA TAX EXEMPT MONEY MARKET FUND                    ACCT.# 6938-514-4

USAA CALIFORNIA BOND FUND                            ACCT.# 6938-489-9

USAA CALIFORNIA MONEY MARKET FUND                    ACCT.# 6938-491-5

USAA NEW YORK BOND FUND                              ACCT.# 6938-503-7

USAA NEW YORK MONEY MARKET FUND                      ACCT.# 6938-511-0

USAA VIRGINIA BOND FUND                              ACCT.# 6938-512-8

USAA VIRGINIA MONEY MARKET FUND                      ACCT.# 6938-513-6


USAA STATE TAX-FREE TRUST

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA FLORIDA TAX-FREE INCOME FUND                    ACCT.# 6938-473-3

USAA FLORIDA TAX-FREE MONEY MARKET FUND              ACCT.# 6938-467-5


USAA LIFE INVESTMENT TRUST

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA LIFE INCOME FUND                                ACCT.# 6938-607-6

USAA LIFE GROWTH AND INCOME FUND                     ACCT.# 6938-606-8

USAA WORLD GROWTH FUND                               ACCT.# 6938-605-0

USAA LIFE DIVERSIFIED ASSETS FUND                    ACCT.# 6938-604-3

USAA LIFE AGGRESSIVE GROWTH FUND                     ACCT.# 6938-608-4

                                    EXHIBIT C

                      ADDRESS FOR USAA CAPITAL CORPORATION

                              USAA Capital Corporation
                              9800 Fredericksburg Road
                              San Antonio, Texas 78288

                              Attention:       Edwin T. McQuiston
                              Telephone No.:   (210) 498-2296
                              Telecopy No.:    (210) 498-6566



..802443


                                                                      Exhibit C

                                    EXHIBIT D

                              OFFICER'S CERTIFICATE

Michael D. Wagner hereby certifies that he is the duly elected Secretary of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc. and USAA State Tax-Free Trust; and Cynthia A. Toles hereby certifies she is the duly elected Secretary of USAA Life Investment Trust (each a "Company" and collectively the "Companies"). The undersigned hereby certify that they are authorized to execute this Certificate on behalf of the Companies. The undersigned hereby further certifies to the following:

Any one of the President and Chief Executive Officer of United States Automobile Association ("USAA"), the Senior Vice President-Chief Financial Officer/Corporate Treasurer of USAA, or the Senior Vice President-Corporate Finance and Assistant Treasurer of USAA, together with either the Treasurer or Assistant Treasurer of the Borrowers, are duly authorized to act on behalf of the Borrowers, by transmitting telephonic, electronic mail, telex, or telecopy instructions and other communications with regard to borrowings and payments pursuant to the Facility Agreement dated January 9, 2002, with USAA Capital Corporation. The signature set opposite the name of each individual below is that individual's genuine signature.

NAME                              OFFICE                    SIGNATURE
----                              ------                    ---------

Robert G. Davis            President and CEO
                           USAA                      /S/ ROBERT G. DAVIS
                                                     --------------------------
Josue Robles, Jr.          Senior Vice President,
                           Chief Financial Officer/
                           Corporate Treasurer
                           USAA                      /S/ JOSUE ROBLES, JR.
                                                     --------------------------
Edwin T. McQuiston         Senior Vice President,
                           Treasury Operations and
                           Assistant Treasurer
                           USAA                      /S/ EDWIN T. MCQUISTON
                                                     --------------------------
Larkin W. Fields           Treasurer
                           (USAA Life Investment
                           Trust only)               /S/ LARKIN W. FIELDS
                                                     --------------------------


                                                                      Exhibit D

Caryl J. Swann             Assistant Treasurer
                           (USAA Life Investment
                           Trust only)               /S/ CARYL J. SWANN
                                                     --------------------------
David M. Holmes            Treasurer
                           (USAA Mutual Fund, Inc.
                           USAA Investment Trust
                           USAA Tax Exempt Fund, Inc.
                           USAA State Tax-Free Trust
                           only)                     /S/ DAVID M. HOLMES
                                                     --------------------------
Roberto Galindo, Jr.       Assistant Treasurer
                           (USAA Mutual Fund, Inc.
                           USAA Investment Trust
                           USAA Tax Exempt Fund, Inc.
                           USAA State Tax-Free Trust
                           only)                     /S/ ROBERTO GALINDO, JR
                                                     --------------------------


IN WITNESS WHEREOF, I have executed the Certificate as of this 9th day of January, 2002.



                                    /S/ MICHAEL D. WAGNER
                                    ----------------------
                                    Michael D. Wagner
                                    Secretary



                                    /S/ CYNTHIA A. TOLES
                                    ----------------------
                                    Cynthia A. Toles
                                    Secretary


..802443


                                                                      Exhibit D

                           MASTER GRID PROMISSORY NOTE

U.S. $400,000,000                                       Dated: January 09, 2002

     FOR VALUE RECEIVED, each of the undersigned (each a "BORROWER" and collectively the "BORROWERS"), severally and not jointly and not in their individual capacities, but on behalf of and for the benefit of the series of funds comprising each such Borrower as listed on SCHEDULE A to the Agreement as defined below (each a "FUND" and collectively the "FUNDS") promises to pay to the order of USAA Capital Corporation ("CAPCO") at CAPCO's office located at 9800 Fredericksburg Road, San Antonio, Texas 78288, in lawful money of the United States of America, in immediately available funds, the principal amount of all Loans made by CAPCO to such Borrower for the benefit of the applicable Funds under the Facility Agreement Letter dated January 09, 2002 (as amended or modified, the "AGREEMENT"), among the Borrowers and CAPCO, together with interest thereon at the rate or rates set forth in the Agreement. All payments of interest and principal outstanding shall be made in accordance with the terms of the Agreement.

     This Note evidences Loans made pursuant to, and is entitled to the benefits of, the Agreement. Terms not defined in this Note shall be as set forth in the Agreement.

     CAPCO is authorized to endorse the particulars of each Loan evidenced hereby on the attached Schedule and to attach additional Schedules as necessary, provided that the failure of CAPCO to do so or to do so accurately shall not affect the obligations of any Borrower (or the Fund for whose benefit it is borrowing) hereunder.

     Each Borrower waives all claims to presentment, demand, protest, and notice of dishonor. Each Borrower agrees to pay all reasonable costs of collection, including reasonable attorney's fees in connection with the enforcement of this Note.

     CAPCO hereby agrees (i) that any claim, liability, or obligation arising hereunder or under the Agreement whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Fund for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Fund's benefit, together with accrued and unpaid interest due and owing thereon, and such Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement) and (ii) that no assets of any Fund shall be used to satisfy any claim, liability, or obligation arising hereunder or under the Agreement with respect to the outstanding principal amount of any Loan borrowed for the benefit of any other Fund or any accrued and unpaid interest due and owing thereon or such other Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement).

     Neither the shareholders, trustees, officers, employees and other agents of any Borrower or Fund shall be personally bound by or liable for any indebtedness, liability or obligation hereunder or under the Note nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

     Loans under the Agreement and this Note (except to USAA Life Investment Trust) are subordinated to loans made under the $100,000,000 364-day committed Mater Revolving Credit Facility Agreement between the Borrowers and Bank of America, N.A. (Bank of America), dated January 10, 2002 , in the manner and to the extent set forth in the Agreement among the Borrowers, CAPCO and Bank of America, dated January 10, 2002 .

     This Note shall be governed by the laws of the state of Texas.

     Signature to the Master Grid Promissory Note dated January 09, 2002, by USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust and USAA Life Investment Trust (not in their individual capacities, but on behalf of and for the benefit of the series of funds set forth on SCHEDULE A TO THE AGREEMENT) payable to CAPCO.


                                       USAA MUTUAL FUND, INC.,
                                       on behalf of and for the benefit
                                       of its series of Funds as set forth
                                       on SCHEDULE A to the Agreement


                                       By: /S/ CHRISTOPHER W. CLAUS
                                           ---------------------------
                                           Christopher W. Claus
                                           President


                                       USAA INVESTMENT TRUST,
                                       on behalf of and for the benefit
                                       of its series of Funds as set forth
                                       on SCHEDULE A to the Agreement


                                       By: /S/ CHRISTOPHER W. CLAUS
                                           ---------------------------
                                           Christopher W. Claus
                                           President

                                       USAA TAX EXEMPT FUND, INC.,
                                       on behalf of and for the benefit
                                       of its series of Funds as set forth
                                       on SCHEDULE A to the Agreement


                                       By: /S/ CHRISTOPHER W. CLAUS
                                           ---------------------------
                                           Christopher W. Claus
                                           President


                                       USAA STATE TAX-FREE TRUST,
                                       on behalf of and for the benefit
                                       of its series of Funds as set forth
                                       on SCHEDULE A to the Agreement


                                       By: /S/ CHRISTOPHER W. CLAUS
                                           ---------------------------
                                           Christopher W. Claus
                                           President


                                       USAA LIFE INVESTMENT TRUST,
                                       on behalf of and for the benefit
                                       of its series of Funds as set forth
                                       on SCHEDULE A to the Agreement


                                       By: /S/ JAMES M. MIDDLETON
                                           -----------------------------
                                           James M. Middleton
                                           President



..802443

                              OFFICER'S CERTIFICATE
                          Amended as of January 9, 2002

Michael D. Wagner hereby certifies that he is the duly elected Secretary of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc. and USAA State Tax-Free Trust; and Cynthia A. Toles hereby certifies she is the duly elected Secretary of USAA Life Investment Trust (each a "Company" and collectively the "Companies"). The undersigned hereby certify that they are authorized to execute this Certificate on behalf of the Companies. The undersigned hereby further certifies to the following:

Any one of the President and Chief Executive Officer of United States Automobile Association ("USAA"), the Senior Vice President-Chief Financial Officer/Corporate Treasurer of USAA, or the Senior Vice President-Corporate Finance and Assistant Treasurer of USAA, together with either the Treasurer or Assistant Treasurer of the Borrowers, are duly authorized to act on behalf of the Borrowers, by transmitting telephonic, electronic mail, telex, or telecopy instructions and other communications with regard to borrowings and payments pursuant to the Facility Agreement dated January 9, 2002, with USAA Capital Corporation. The signature set opposite the name of each individual below is that individual's genuine signature.

NAME                                OFFICE                    SIGNATURE
----                                ------                    ---------


Robert G. Davis            President and CEO
                           USAA                      /S/ ROBERT G. DAVIS
                                                     --------------------------
Josue Robles, Jr.          Senior Vice President,
                           Chief Financial Officer/
                           Corporate Treasurer
                           USAA                      /S/ JOSUE ROBLES, JR.
                                                     --------------------------

Edwin T. McQuiston         Senior Vice President,
                           Treasury Operations and
                           Assistant Treasurer
                           USAA                      /S/ EDWIN T. MCQUISTON
                                                     --------------------------

Larkin W. Fields           Treasurer
                           (USAA Life Investment
                           Trust only)               /S/ LARKIN W. FIELDS
                                                     --------------------------


Caryl J. Swann             Assistant Treasurer
                           (USAA Life Investment
                           Trust only)               /S/ CARYL J. SWANN
                                                     --------------------------

David M. Holmes            Treasurer
                           (USAA Mutual Fund, Inc.
                           USAA Investment Trust
                           USAA Tax Exempt Fund, Inc.
                           USAA State Tax-Free Trust
                           only)                     /S/ DAVID M. HOLMES
                                                     --------------------------


Roberto Galindo, Jr.       Assistant Treasurer
                           (USAA Mutual Fund, Inc.
                           USAA Investment Trust
                           USAA Tax Exempt Fund, Inc.
                           USAA State Tax-Free Trust
                           only)                     /S/ ROBERTO GALINDO, JR
                                                     --------------------------


IN WITNESS WHEREOF, I have executed the Certificate as of this 9th day of January, 2002.


/S/ MICHAEL D. WAGNER                                /S/ CYNTHIA A. TOLES
-----------------------                              -------------------------
Michael D. Wagner                                    Cynthia A. Toles
Secretary                                            Secretary


..802443